Exhibit 4.9

PepsiAmericas, Inc.

Hourly 401(k) Plan

(As Amended and Restated Effective January 1, 2005)

i

v

PepsiAmericas, Inc. Hourly Retirement Savings Plan

Whitman Corporation established the Whitman Corporation Master Retirement Savings Plan for the benefit of eligible employees of the Company and its participating affiliates.  The Plan is intended to constitute a qualified profit sharing plan, as described in Section 401(a) of the Code, which includes a qualified cash or deferred arrangement, as described in Section 401(k) of the Code.

The Plan constitutes an amendment and restatement of the Supplemental Retirement and Savings Plan for Hourly Employees of IC Industries, Inc. and includes the spin-off of liabilities and assets to the Hussmann Corporation Retirement Savings Plan for Hourly Employees and the Midas International Corporation Retirement Savings Plan for Hourly Employees on or after January 1, 1998, the merger of Pepsi-Cola General Bottling Company of Oshkosh, Inc. and Beverage Bottlers Inc. 401(k) Plan as of July 1, 1995, and the merger of the Lou Gen Ltd. Profit Sharing Plan and Trust as of January 1, 1997.

Effective as of January 1, 2000, Whitman Corporation transferred sponsorship of the Whitman Corporation Master Retirement Savings Plan to Pepsi-Cola General Bottlers, Inc. and such plan was thus renamed the Pepsi-Cola General Bottlers, Inc. Hourly Retirement Savings Plan.

Effective as of February 15, 2001, PepsiAmericas, Inc. assumed sponsorship of the Pepsi-Cola General Bottlers, Inc. Hourly Retirement Savings Plan and such plan was renamed and is now known as the PepsiAmericas, Inc. Hourly Retirement Savings Plan.

Effective July 1, 2001, the Delta Beverage Group, Inc. Retirement Plan is merged into this Plan and its assets and liabilities are transferred into this Plan.

Effective October 1, 2001, the PepsiAmericas, Inc. Employees Retirement Plan is merged into this Plan and its assets and liabilities are transferred into this Plan.

Effective as of January 1, 2003, the Plan was renamed and is now known as the PepsiAmericas, Inc. Hourly 401(k) Plan.

Effective January 1, 2005, (the “Effective Date”) the Plan is hereby amended and restated, except to the extent that failure to retroactively make any provisions effective prior to the Effective Date would result in the Plan (as it existed prior to the Effective Date) containing a disqualifying provision, as defined in Revenue Procedure 99-23 (as modified by any Treasury guidance modifying the term “disqualifying provision”), or an operational defect, as defined in Revenue Procedure 2001-17, in which case such provision (and any definitions pertinent to the application of such provision) will be retroactively effective to the date which will result in no such disqualifying provision or operational defect in the Plan prior to the Effective Date.  Except to the extent required by the preceding sentence, the benefits, rights and features of an individual who participated in the Plan before the Effective Date, but who does not have an account balance under the Plan on such date, will be determined under the applicable instruments in effect for the Plan on the earlier of:  (1) the day on which such individual’s account was reduced to zero; or (2) the day on which such individual’s employment terminated.  The terms of this Plan apply to any accounts created for such individual hereunder on or after the Effective Date.

ARTICLE I

Definitions

The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided or defined in an Appendix (but in such case only with respect to persons covered by such Appendix), the terms shall be deemed to have the following meanings:

1.01        “Accounting Period” means the periods generally designated by the Administrator with respect to each Investment Fund not to exceed one year in duration.

1.02        “Accounts” means the record of a Participant’s interest in the Plan’s assets represented by his or her:

(a)           “Catch-up Account” which means a Participant’s interest in the Plan’s assets composed of Catch-up Contributions allocated on or after July 1, 2002, to the Participant under the Plan, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(b)           “Formula Based Account” which means a Participant’s interest in the Plan’s assets composed of Formula Based Contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 2001, if any (as identified by the Administrator), and an amount allocated from the Lou Gen Ltd. Profit Sharing Plan, if any, which continues to be accounted for under the Plan (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(c)           “Matching Account” which means a Participant’s interest in the Plan’s assets composed of Matching Contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 2001, if any (as identified by the Administrator), and including an amount allocated from the Lou Gen Ltd. Profit Sharing Plan, if any, including an amount allocated from the Delta Beverage Group, Inc. Retirement Plan, as of July 1, 2001, if any, and including an amount allocated from the PepsiAmericas, Inc. Employees Retirement Plan, as of October 1, 2001, if any, which continues to be accounted for under the Plan (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(d)           “Post-Tax Account” which means a Participant’s interest in the Plan’s assets composed of post-tax contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan as of January 1, 2001, if any (as identified by the Administrator), and including an amount allocated from the Lou Gen Ltd. Profit Sharing Plan, if any, which continues to be accounted for under the Plan (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(e)           “Pre-Tax Account” which means a Participant’s interest in the Plan’s assets composed of Pre-Tax Contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 2001, if any (as identified by the Administrator), including an amount allocated from the Pepsi-Cola General Bottling Company of Oshkosh, Inc. and Beverage Bottlers Inc. 401(k) Plan, if any, which continue to be accounted for under the Plan (as identified by the Administrator), including an amount allocated from the Lou Gen Ltd. Profit Sharing Plan, if any, prior to January 1, 2001, including an amount allocated from the PepsiCo Long Term Savings Program as of May 21, 1999 (or, if later, the date of the transfer of assets and liabilities from the PepsiCo Long Term Savings Program), if any, which continues to be accounted for under the Plan (as identified by the Administrator), including an amount allocated from the Delta Beverage Group, Inc. Retirement Plan, as of July 1, 2001, if any, and including an amount allocated from the PepsiAmericas, Inc. Employees Retirement Plan, as of October 1, 2001, if any, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(f)            “Rollover Account” which means a Participant’s interest in the Plan’s assets composed of Rollover Contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 2001, if any (as identified by the Administrator), including an amount allocated from the Lou Gen Ltd. Profit Sharing Plan, if any, which continues to be accounted for under the Plan (as identified by the Administrator), including an amount allocated from the Delta Beverage Group, Inc. Retirement Plan, as of July 1, 2001, if any, and including an amount allocated from the PepsiAmericas, Inc. Employees Retirement Plan, as of October 1, 2001, if any, plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

(g)           “Special Account” which means a Participant’s interest in the Plan’s assets composed of Special Contributions allocated on or after January 1, 2001 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 2001 if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

With respect to an Alternate Payee or Beneficiary, references to Accounts will be deemed to be references to all or that portion of a Participant’s Formula Based Account, Matching Account, Post-Tax Account, Pre-Tax Account, Rollover Account and Special Account which, under the terms of the Plan, has been allocated to an Account maintained for such Alternate Payee or Beneficiary, plus all income and gains credited to, and minus all losses, expenses and withdrawals charged to, such Account.  References herein to Accounts will also be deemed to include each of a Participant’s Accounts and references herein to an Account will be deemed to include any or each of the Participant’s Accounts.

Effective on and after August 5, 1999, a Participant’s Accounts will be reduced by the amounts allowed under Sections 401(a)(13)(C) and (D) of the Code for crimes against the Plan.

Notwithstanding the above, each of the Accounts for each Hussmann Participant and Midas Participant shall be reduced to zero effective as of the date of transfer of liabilities and assets of such Accounts to the Hussmann Plan and Midas Plan, respectively.

1.03        “Accrued Benefit”  means the units held in, or posted to, Accounts on the Settlement Date in accordance with the terms of this Plan, including any applicable Administrative Services Agreement.

1.04        “Administrative Committee”  means the committee appointed pursuant to the terms of the Plan to manage and control the operation and administration of the Plan.  Effective as of November 20, 1998, “Administrative Committee” means the committee appointed pursuant to the terms of the Plan and Trust as the Named Fiduciary for the investment of Plan assets in the Trust.  Effective as of January 1, 2000, the Management Committee assumed the responsibilities of the Administrative Committee.

1.05        “Administrative Services Agreement”  means a contractual arrangement with, or if no separate contractual arrangement exists, that portion of an Insurance Contract Arrangement with, a Trustee, Named Fiduciary or a Contract Administrator which describes the services to be rendered by the Trustee, Named Fiduciary or Contract Administrator to or on behalf of the Plan and which Administrative Services Agreement is incorporated into and made a part of the Plan.

1.06        “Administrator” means the Senior Vice-President—Human Resources of PepsiAmericas, Inc., or any person who shall succeed to the functional responsibilities of said office.  The Administrator shall manage and control the operation and administration of the Plan.

1.07        “Alternate Payee” means an individual who is entitled to all or a portion of a Participant’s Account pursuant to a QDRO.

1.08        “Appendix” means a written supplement attached to this Plan and made a part hereof which has been added in accordance with the provisions of the Plan.

1.09        “Authorized Leave of Absence” means an absence, with or without Compensation, authorized on a nondiscriminatory basis by a Commonly Controlled Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is covered by a short-term disability plan of his or her Employer and any period of time required to be recognized by the collective bargaining agreement between the Employer and such Employee’s collective bargaining representative.  An Employee who leaves the service of a Commonly Controlled Entity to enter the Armed Forces of the United States of America and who reenters the service of the Commonly Controlled Entity with reemployment rights under any statute granting reemployment rights to persons in the Armed Forces shall be deemed to have been on an Authorized Leave of Absence.  The date that an Employee’s Authorized Leave of Absence ends shall be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date shall be no earlier than the date that the Authorized Leave of Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he or she is to have a Termination of Employment as of an earlier date.

1.10        “Beneficiary” means any person designated by a Participant (or a Beneficiary of the Participant) to receive any benefits which shall be payable with respect to the death of a Participant under the Plan or as a result of a QDRO.

1.11        “Board of Directors” means the board of directors of the Company.

1.12        “Break in Service” means: (a) on and after January 1, 2000, the five (as modified by Section 2.03(d)) or more years of Break in Service as described in the first paragraph of Section 2.03; and (b) prior to January 1, 2000, means the end of five consecutive Computation Periods (or six consecutive Computation Periods if absence from employment was due to a Maternity/Paternity Absence) for which a Participant is credited with less than 501 Hours of Service.

1.13        “Business Day” means any day or part of a day on which the New York Stock Exchange and the Trustee are open for business.

1.14        “CEO” means the Chief Executive Officer of the Company.

1.15        “Change Date” means the one or more dates during the Plan Year generally designated by the Administrator (or, with respect to a specific Employee group, as may be provided in an Appendix) as the dates available for implementing or changing a Participant’s Contribution Election.

1.16        “Commonly Controlled Entity” means: (1) an Employer and any corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Section 415 of the Code, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be “more than 50%” rather than “at least 80%,” (2) an Employer and an organization, but only for so long as it and the Employer are, on and after the Effective Date, members of an affiliated service group as defined in Section 414(m) of the Code, (3) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated, on and after the Effective Date, under Section 414(o) of the Code, or (4) any other organization designated as such by the Administrator.

1.17        “Company” means PepsiAmericas, Inc. or any successor corporation by merger, consolidation, purchase, or otherwise, which elects to adopt the Plan and the Trust.

1.18        “Company Stock” means common stock issued by PepsiAmericas, Inc.

1.19        “Compensation” means:

(a)           for purposes of allocating Contributions with respect to a Participant, compensation as specified in an Appendix which applies to such Participant; and elective deferrals that are not included in the gross income of a Participant by reason of Sections 125, 132(f)(4) and 402(e)(3) will be included;

(b)           for purposes of applying Section 415 of the Code to the Plan and its Participants for any limitation year, such compensation from a Commonly Controlled Entity, as determined by the Administrator, and satisfying the definition of compensation under Section 415 of the Code (within the meaning of Treasury Regulation Sections 1.415-2(d)(2) and (3)); and

(c)           for any determination period with respect to an applicable provision of the Code other than Section 415, such compensation from a Commonly Controlled Entity, as determined by the Administrator, and which satisfies the requirements of Section 414(s) of the Code.

(d)           For purposes of the definition of “Compensation” hereunder:

(1)           an amount included in an individual’s final paycheck for employment as an Eligible Employee will be treated as if it were paid to an Eligible Employee, if it paid during a Plan Year in which the individual is an Eligible Employee, even though, on the date he receives the paycheck, the individual no longer is an Eligible Employee;

(2)           an amount that should have been paid in a manner that met the requirements imposed by this Section 1.19 (as modified by subsection (d)(1), above), but that was mistakenly paid in a different manner, will be treated as meeting the requirements imposed by this Section 1.19;

(3)           all amounts paid in settlement (including, but not limited to, amounts paid for front and back pay and emotional distress) to an Eligible Employee will be excluded from the definition of “Compensation” hereunder unless otherwise ordered pursuant to the final decision of the presiding court, arbitrator, or administrative agency after all available appeals have been exhausted; and

(4)           if it is not entirely clear whether an item of remuneration meets the requirements of subsection (d)(2) or (d)(3), above, the Administrator, in his or her sole discretion, will determine whether the item meets the requirements of such subsection (d)(2) or (d)(3), above.

(e)           For limitation years beginning on and after January 1, 1998, for purposes of applying the limitations described in Sections 1.46, 13.5 and 19.2(d) of the Plan, Compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the Employee by reason of Sections 125, 132(f)(4) and 402(e)(3) of the Code.  For purposes of the definition of Compensation under this Section 1.19, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that such Participant has other health coverage.  An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

(f)            In addition to other applicable limitations that may be set forth in the Plan, and notwithstanding any other contrary provision of the Plan, annual Compensation taken into account under the Plan for the purpose of calculating the Contributions to the Plan by or in respect of a Participant for any Plan Year will not exceed the applicable compensation limit under Section 401(a)(17) of the Code, as adjusted.

1.20        “Computation Period”  means, prior to January 1, 2000:

(a)           with respect to Eligibility Service and any Break in Service with respect to Eligibility Service, the twelve (12) consecutive month period commencing with an Employee’s Employment Date (or if Eligibility Service is disregarded due to the occurrence of a Break in Service, the Employment Date thereafter) and the Plan Year which includes the first anniversary of the Employment Date and each subsequent Plan Year; and

(b)           with respect to Vesting Service and any Break in Service with respect to Vesting Service, the Plan Year beginning with the Plan Year in which occurs the Employee’s Employment Date (or if Vesting Service is disregarded due to the occurrence of a Break in Service, the Employment Date thereafter) and each Plan Year thereafter.

1.21        “Contract Administrator” means each individual and entity designated by the Senior Vice President or a Named Fiduciary, pursuant to this Plan, to render services to the Plan or Trust as a Fiduciary.

1.22        “Contributions”  means amounts contributed to the Plan by the Employer or an Eligible Employee.  Specific types of contributions include:

(a)           “Catch-up”.  An amount of Contributions for a Plan Year (prior to the application of this Section 1.22(a)) pursuant to a Participant’s Contribution Election which exceeds the lowest of the following three amounts for such Plan Year: (i) the maximum actual deferral percentage described in Section 13.02 multiplied by the Participant’s Compensation; (ii) the percentage limitation on Pre-Tax Contributions described in Section 3.01(a) multiplied by the Participant’s Compensation, or (iii) the Contribution Dollar Limit or other limit contained in the Code on annual additions permitted to be made under the Plan (without regard to Section 414(v) of the Code), provided, however, that the amount of Catch-up Contributions added to the account of any Participant for a Plan Year under this Plan or under any similar provision of any other plan maintained by the Company or a Commonly Controlled Entity may not exceed the applicable dollar limit described in Section 414(v)(2)(B)(i) of the Code, as adjusted in accordance with Section 414(v)(2)(C) of the Code.  The determination as to whether the Contributions made on behalf of a Participant exceed one of the limitations described in the preceding sentence shall be determined as of the last day of the Plan Year, and any portion of such Contributions determined to be Catch-up Contributions shall be allocated to the Participant’s Catch-up Account as of the last day of such Plan Year.  Contributions made on behalf of a Participant pursuant to Section 3.01(d) which do not exceed one of the limitations described in the first sentence of this Section 1.21(a) shall be treated as Pre-Tax Contributions.  Catch-up Contributions shall not be taken into account in applying the limits described in Sections 13.01, 13.02, 13.05, 13.07, 13.08, Article XIX, or Section 414(v) of the Code.

(b)           “Formula Based”.  An amount contributed by the Employer and allocated based on a formula to eligible Participants’ Accounts.

(c)           “Matching”.  An amount contributed by the Employer based upon the amount contributed by the eligible Participant as a Pre-Tax or Post-Tax Contribution.

(d)           “Post-Tax”.  An amount contributed on a post-tax basis.

(e)           “Pre-Tax”.  An amount contributed on a pre-tax basis in conjunction with a Participant’s Code Section 401(k) salary deferral agreement.

(f)            “Rollover”.  An amount contributed as a Rollover Contribution.

(g)           “Special”.  An amount contributed by the Employer to avoid prohibited discrimination under Section 401(a)(4) of the Code.

1.23        “Contribution Dollar Limit” means the annual limit imposed on each Participant pursuant to Section 402(g) of the Code (as indexed for cost of living adjustments pursuant to Sections 402(g)(5) and 415(d) of the Code).

1.24        “Contribution Election” or “Election” means the election made by a Participant to reduce his or her Compensation from the Employer by an amount equal to the product of his or her Contribution Percentage and such Compensation subject to the Contribution Election.

1.25        “Contribution Percentage” means the whole integer percentage (or flat dollar amount which results in a percentage) of a Participant’s Compensation which is to be contributed to the Plan by his or her Employer as a Pre-Tax or a Post-Tax Contribution.

1.26        “Conversion Election” means an election by a Participant to change the investment of all or some specified portion of such Participant’s Accounts by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered.  No Conversion Election shall be deemed to have been given to the Named

Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose.

1.27        “Custodial Agreement” means the Trust Agreement or an insurance contract to provide for the holding of the assets of the Plan.

1.28        “Custodian” means the Trustee or an insurance company if the contract issued by such company is not held by the Trustee.

1.29        “Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

1.30        “Disability” or “Disabled” means a Participant is eligible to receive disability benefits under the Social Security Act.

1.31        “Distributee” includes an Employee or former Employee.  In addition, the Employee’s or former Employee’s surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is the Alternate Payee under a QDRO are Distributees with regard to the interest of the Spouse or former Spouse.

1.32        “Early Retirement Date” has the meaning given to it in an Appendix.

1.33        “Effective Date” means January 1, 2005, the date upon which the provisions of this document become effective (unless otherwise specified in an Appendix with respect to a specific Employee group).  In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date.  However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

1.34        “Elective Deferral” means amounts subject to the Contribution Dollar Limit.

1.35        “Eligible Employee” means any Employee of the Employer who meets the eligibility requirements of Section 2.01 (including an Employee on an Authorized Leave of Absence), who is not a member of a group of Employees represented by a collective bargaining representative (“Non-Union”) and who is paid on the basis of an hourly rate, including overtime, or who is a member of a Union designated in Appendix 17.1 , excluding the following:

(a)           an Employee who is a member of a group of Employees represented by a collective bargaining representative, unless a currently effective collective bargaining agreement between his or her Employer and the collective bargaining representative of the group of Employees of which he or she is a member provides for coverage by the Plan;

(b)           any person who is considered an Employee solely because of the application of Section 414 of the Code;

(c)           any person who is not a U.S. citizen or resident alien;

(d)           who is a temporary employee;

(e)           an individual employed pursuant to an agreement providing that the individual is not eligible to participate in the Plan;

(f)            an individual who is not contemporaneously classified as an Employee for purposes of the Employer’s payroll system.  In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, as a common law or statutory employee, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Eligible Employee.  In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of the Employer on the Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder;

(g)           an Employee whose basic compensation for services on behalf of an Employer is not paid directly by an Employer;

(h)           an Employee who is making contributions to or receiving an employer contribution under any other tax-qualified defined contribution pension plan that is sponsored by any Commonly Controlled Entity and that provides for before-tax or after-tax contributions;

(i)            a clerical or other office employee;

(j)            an Employee eligible to participate in any other qualified retirement savings plan in which an Employer participates; and

(k)           an individual who is incarcerated and is on a work release program.

1.36        “Eligibility Service” means, prior to January 1, 2000, the sum of an Employee’s Years of Service; provided, however, Years of Service shall be disregarded:

(a)           if the Employee had no vested interest in his or her Contributions by an Employer, Years of Service earned before a Break in Service shall be disregarded; or

(b)           if such Years of Service were earned prior to the date the Employee’s Employer became a Commonly Controlled Entity, unless the Administrator makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner.

1.37        “Eligible Retirement Plan” means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code (but only if such employer agrees to separately account for amounts transferred into such plan from the Plan), an annuity contract described in Section 403(b) of the Code, or a qualified trust described in Section 401(a) of the Code which accepts a Distributee’s Eligible Rollover Distribution.  This definition of “Eligible Retirement Plan” will also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a QDRO.

1.38        “Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; or any “hardship withdrawal”, whether described in Section 401(k)(2)(B) of the Code and the regulations promulgated thereunder or otherwise.  The portion of a distribution which consists of Post-Tax Contributions which are not includible in gross income may be transferred only in a trustee-to-trustee transfer and may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

1.39        “Employee” means any person who renders services as a common law employee to a Commonly Controlled Entity or is on an Authorized Leave of Absence, including the period of time before which the trade or business became a Commonly Controlled Entity, but excluding the period of time after which it ceases to be a Commonly Controlled Entity.  No person who was hired through a temporary agency (including but not limited to any leased Employee) shall be considered an Employee and no person, the terms of whose services are governed by an independent contractor or consulting agreement with an Employer, shall be considered an Employee except to the extent explicitly provided to the contrary in such agreement; provided, however, any individual considered an Employee of a Commonly Controlled Entity under Section 414(n) of the Code shall be deemed employed by the Commonly Controlled Entity for which the individual performed services.

1.40        “Employer” means the Company and any Commonly Controlled Entity which has adopted the Plan; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity; provided, further, Hussmann and Midas will cease to be an Employer effective January 1, 1998.

1.41        “Employment Date” means the day an Employee first earns an Hour of Service.

1.42        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  Reference to any specific Section shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such Section.

1.43        “Fiduciary” means: (a) any individual or entity who performs a Fiduciary function under the Plan as defined in accordance with Section 3(21) of ERISA; (b) such individual or entity which the Senior Vice President, acting on behalf of the Company, designates to be a Named Fiduciary with respect to such person’s authority to control and manage the operation and administration of the Plan or Trust; or (c) such individual or entity which a Named Fiduciary, acting on behalf of the Plan, designates to be a Fiduciary with respect to such person’s authority to control and manage the operation and administration of the Plan or Trust.

1.44        “Forfeiture” means the portion of the Participant’s Accrued Benefit which is forfeited pursuant to the terms of the Plan.

1.45        “Forfeiture Account” means an account holding amounts forfeited by Participants.

1.46        “Highly Compensated Eligible Employee” or “HCE” means an Eligible Employee who is a “highly compensated employee” within the meaning of Section 414(q) of the Code (determined as if the election described in Section 414(q)(1)(B)(ii) of the Code has not been made), the provision of which are incorporated herein by reference.

1.47        “Hour of Service” means, as it applies to Eligibility Service, each hour for which an Employee is entitled to:

(a)           payment for the performance of duties for any Commonly Controlled Entity;

(b)           payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

(c)           back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Entity (and these hours shall be credited to the period to which the agreement pertains); or

(d)           no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

The crediting of hours shall be made in accordance with Department of Labor Regulation Sections 2530.200b-2 and 3, but in no event shall hours be credited in excess of the minimum number required thereunder for a Computation Period in order to avoid a Break in Service.  An equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour.  The payroll period equivalences are 190 hours monthly.

As it applies to Vesting Service, each hour for which an Employee is entitled to:

(i)            payment for the performance of duties for any Commonly Controlled Entity;

(ii)           payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

(iii)          back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Company (and these hours shall be credited to the period to which the agreement pertains); or

(iv)          no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

The crediting of hours shall be made in accordance with Department of Labor Regulation Sections 2530.200b-2 and 3, but in no event shall hours be credited in excess of the minimum number required thereunder for a Computation Period in order to avoid a Break in Service.  An equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour.  The payroll period equivalences are 190 hours monthly.

1.48        “Hussmann” means Hussmann Corporation or a subsidiary of Hussmann Corporation.

1.49        “Hussmann Participant” means a person who: (1) has a balance in one or more of the Accounts or had accrued a right to have a balance in one or more of the Accounts; and (2) is an Employee of Hussmann or a person whose last employment with a Commonly Controlled Entity was with Hussmann, or a Beneficiary of either such person.

1.50        “Hussmann Plan” means the Hussmann Corporation Retirement Savings Plan for Hourly Employees.

1.51        “Insurance Contract Arrangement” means a contractual arrangement of one or more contracts with an entity, whether or not subject to the applicable regulations of a State regarding reserve requirements, which assumes the risk of payment of a Benefit primarily from its assets and which Insurance Contract Arrangement is incorporated and made a part of this Plan, but only to the extent it is specifically referred to herein and is not inconsistent with the terms and provisions of this Plan.

1.52        “Internal Revenue Code” or “Code” means the Internal Revenue Code of 1986, as amended, any subsequent Internal Revenue Code and final Treasury Regulations.  If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code Sections shall be deemed to refer to comparable Sections of any subsequent Internal Revenue Code.

1.53        “Investment Election” means an election by which a Participant directs the investment of his or her Contributions by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered.  No Investment Election shall be deemed to have been given to the Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose.

1.54        “Investment Fund” or “Fund” means one or more collective investment funds, a pool of assets, or deposits with the Custodian, a mutual fund, insurance contract, or managed pool of assets.  The Investment Funds which are authorized for investment by a particular Participant are described in an Appendix which applies to such Participant.  The Investment Funds for all participants will be those set forth in Appendix 1.54.  Each Appendix labeled as an “Adoption Agreement” is amended to provide that the term “Investment Fund” will be defined to be those Investment Funds set forth on Appendix 1.54.

1.55        “Limited Deferrals” means Elective Deferrals subject to the limits of Section 401(a)(30) of the Code.

1.56        “Management Committee” means, effective as of January 1, 2000, the committee appointed pursuant to the terms of the Plan and Trust as a Named Fiduciary for the investment of Plan assets in the Trust.

1.57        “Maternity/Paternity Absence” means a paid or unpaid and unapproved absence from employment with a Commonly Controlled Entity: (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child under age eighteen (18) in connection with the adoption of such child by the Employee (including a trial period prior to adoption); and (4) for the purpose of caring for a child of the Employee immediately following the birth or adoption of such child.  The Employee must prove to the satisfaction of the Administrator or its agent that the absence meets the above requirements and must supply information concerning the length of the absence unless the Administrator has access to relevant information without the Employee submitting it.

1.58        “Midas” means Midas International Corporation or a subsidiary of Midas International Corporation.

1.59        “Midas Participant” means a person who: (1) has a balance in one or more of the Accounts or had accrued a right to have a balance in one or more of the

Accounts; and (2) is an Employee of Midas or a person whose last employment with a Commonly Controlled Entity was with Midas, or a Beneficiary of either such person.

1.60        “Midas Plan” means the Midas International Corporation Retirement Savings Plan for Hourly Employees.

1.61        “Named Fiduciary” means:

(a)           with respect to the authority each has over management and control of the Plan’s administration and operation or discretionary authority and control it may have with respect to the Plan, the Administrator and such other person who may be designated to be a Named Fiduciary pursuant to Article XV;

(b)           with respect to the management and control of the Plan’s assets or the discretionary authority it may have with respect to the Plan’s assets, the Trustee, the Management Committee, and other such persons who may be designated to be a Named Fiduciary pursuant to Article XV.

1.62        “Non-Highly Compensated Employee” or “NHCE” means an Employee who is not an HCE.

1.63        “Normal Retirement Date” means the date a Participant attains sixty-five (65) years of age.

1.64        “Notice Date” means the date established by the responsible Named Fiduciary as the deadline for it to receive notification with respect to an administrative matter in order to be processed as of a Change Date designated by the responsible Named Fiduciary.

1.65        “Participant” means an Eligible Employee who begins to participate in the Plan after completing the eligibility requirements.  A Participant’s participation continues until his or her Termination of Employment and his or her Accrued Benefit is distributed or forfeited; provided however, each Hussmann Participant and Midas Participant shall cease to be a Participant on the date of transfer of assets and liabilities to the Hussmann Plan or Midas Plan, respectively.

1.66        “Payment Date” means the date on or after the Settlement Date on which a Participant’s Accrued Benefit is distributed or commences to be distributed, which date shall be at least the minimum number of days required by law, if any, after the date the Participant has received any notice required by law, if any.

If a distribution is one to which Sections 411(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 401(a)(11) of the Treasury Regulations is given, provided that:

(a)           the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(b)           the Participant, after receiving the notice, affirmatively elects a distribution.

1.67        “Plan” means the PepsiAmericas, Inc. Hourly 401(k) Plan, as set forth herein and as hereafter may be amended from time to time.

1.68        “Plan Administrator” means the person appointed pursuant to the terms of the Plan to have responsibility and control over the management, administration and operation of the Plan, as provided herein.

1.69        “Plan Year” means the Annual Accounting period of the Plan and Trust which ends on each December 31.

1.70        “QDRO” means a domestic relations order which the Administrator has determined to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

1.71        “Qualified Joint and Survivor Annuity” means the QJSA described in Article XI.

1.72        “Related Plan” means:

(a)           with respect to Section 401(k) and 401(m) of the Code, any plan or plans maintained by a Commonly Controlled Entity which is treated with this Plan as a single plan for purposes of Sections 401(a)(4) or 410(b) of the Code; and

(b)           with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Commonly Controlled Entity, respectively called a “Related Defined Contribution Plan” and a “Related Defined Benefit Plan”.

1.73        “Rollover Contribution” means:

(a)           an amount contributed by a Participant that constitutes all or part of an “eligible rollover distribution” (within the meaning of Section 402(f)(2)(A) of the Code), as described in Section 5.01, provided that such distribution (i) is made by an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, and (ii) does not include after-tax employee contributions ( or any earnings allocable thereto); or

(b)           a Trustee Transfer: (1) to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Section 401(a) of the Code, which plan provides for such transfer; (2) with respect to which the benefits otherwise protected by Section 411 of the Code in such transferor plan are no longer required by

Section 411 of the Code to be protected in this Plan; and (3) which does not include amounts subject to Section 401(k) of the Code.

1.74        “Senior Vice President” means the Senior Vice President-Human Resources of PepsiAmericas, Inc. or any person who shall succeed to the functional responsibilities of said office.  The Senior Vice President shall have the power and authority to act, to the extent delegated to him or her, on behalf of the Company (and all Employers) with respect to matters which relate to the Plan and Trust.

1.75        “Service” means, effective as of January 1, 2000, the period of a Participant’s employment calculated in accordance with Sections 2.2, 2.3, 2.4 and 2.5 hereof for purposes of determining his or her nonforfeitable right to benefits under the Plan.

1.76        “Settlement Date” means the date on which the transactions from the most recent Trade Date are settled.

1.77        “Severance from Service Date” means, effective as of January 1, 2000, the date on which an Employee’s period of Service is deemed to end, determined in accordance with Section 2.2(1).

1.78        “Spousal Consent” means the irrevocable written consent given by a Spouse to a Participant’s election (or waiver) of a specified form of benefit or Beneficiary designation.  The Spouse’s consent must acknowledge the effect on the Spouse of the Participant’s election, waiver or designation and be duly witnessed by a Plan representative or notary public.  Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent.  A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Date associated with the Settlement Date upon which payments will begin.  Spousal Consent also means a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

1.79        “Spouse” means a person, not of the same sex, who, as of the earlier of a Participant’s Payment Date and death, is alive and married to the Participant within the meaning of the laws of the State of the Participant’s residence as evidenced by a valid marriage certificate or other proof acceptable to the Administrator.  A spouse who was the Spouse on the Payment Date but who is divorced from the Participant at the Participant’s death shall still be the Spouse at the date of the Participant’s death, except as otherwise provided in a QDRO.

1.80        “Sweep Date” means the date established by the responsible Named Fiduciary as the cutoff date and time for the responsible Named Fiduciary to receive notification with respect to a financial transaction for an Accounting Period in order to be processed with respect to a Trade Date designated by the responsible Named Fiduciary (or, with respect to a specific Employee group, as may be provided in an Appendix).

1.81        “Termination of Employment” occurs when a person ceases to be an Employee, as determined by the personnel policies of the Commonly Controlled Entity to whom he or she rendered services; provided, however, for periods prior to January 1, 2003, where a Commonly Controlled Entity ceases to be such with respect to an Employee as a result of either an asset sale or stock sale an Employee of the Commonly Controlled Entity shall be deemed not to have incurred a Termination of Employment:  (a) unless the Administrator shall make a determination that the transaction satisfies Section 401(k) of the Code, or if no such determination is made, until such Employee ceases to be employed by the successor to the Commonly Controlled Entity; or (b) if the Administrator shall make a Trustee Transfer of his or her Accrued Benefit.  Transfer of employment from one Commonly Controlled Entity to another Commonly Controlled Entity shall not constitute a Termination of Employment for purposes of the Plan.

1.82        “Trade Date” means the Business Day as of which a financial transaction is effected.

1.83        “Transition Service” means, with respect to an Employee who was a Participant prior to January 1, 2000, and who continues to participate thereafter, for the Computation Period in which the Effective Date occurs, the greater of: (a) his or her Year of Service measured under the Plan as it existed immediately prior to January 1, 2000, and based on the Employee’s days of continuous service earned during such Computation Period; or (b) the Service recognized for such Computation Period under the Plan, as amended as of the Effective Date.

1.84        “Trust” means the legal entity resulting from the agreement between the Company and the Trustee and all amendments thereto, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

1.85        “Trust Agreement” means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

1.86        “Trust Fund” means any property, real or personal, received by and held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

1.87        “Trustee” means any corporation, individual or individuals designated in the Trust Agreement who shall accept the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

1.88        “Trustee Transfer” means: (a) a transfer to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Section 401(a) of the Code or by the trustee(s) of a trust forming part of such a plan, which plan provides for such transfer; or (b) a Direct Rollover within the meaning of Section 402(c)(8)(B) of the Code; provided that with respect to any withdrawal or distribution from the Plan, a Participant may elect a transfer to only one eligible retirement plan, except as may otherwise be determined by the Administrator, in a uniform and nondiscriminatory manner.

1.89        “Unit Value” means the value of a unit or share in the applicable Investment Fund, as determined in good faith by the Trustee or the Management Committee.

1.90        “Valuation Date” means the close of business on each Business Day.

1.91        “Vesting Service” means the sum of the Years of Service of an Employee, unless a separate provision is otherwise provided for in an Appendix which applies to such Participant; provided however, Years of Service shall be disregarded:

(a)           if the Employee had no vested interest in his or her Contributions by an Employer, and such Years of Service were earned before the Break in Service; or

(b)           if such Years of Service were earned after a Break in Service, for purposes of determining the nonforfeitable percentage of his or her Accrued Benefit earned before such Break in Service; or

(c)           if applicable as provided in the Appendix for such Employee, such Years of Service were earned prior to the date the Employee’s Employer became a Commonly Controlled Entity, unless the Administrator makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner; or

(d)           if applicable as provided in the Appendix for such Employee, such Years of Service were earned before the Effective Date with respect to an Eligible Employee.

Notwithstanding the foregoing, on and after January 1, 2000, a reference to Vesting Service will mean a reference to such person’s Service.

Effective July 1, 1995, each Eligible Employee who was employed as a non-union hourly employee at Marquette Bottling Works, Inc. or Pepsi-Cola Bottling Company of Oshkosh, Inc., and who was a participant on July 1, 1995, will have recognized as Vesting Service by this Plan the greater of: (1) all service recognized by the former plan as of July 1, 1995, or (2) the Vesting Service otherwise recognized by this Plan without this provision.

1.92        “Year of Service” means, prior to January 1, 2000:

(a)           as it applies to Eligibility Service, each Computation Period in which an Employee is credited with at least 1,000 Hours of Service;

(b)           as it applies to Vesting Service, a Computation Period in which the Employee is credited with at least 1,000 Hours of Service and such other periods of employment continuation recognized by an applicable Appendix.

An Employee’s service with a company, the assets of which are acquired by a Commonly Controlled Entity, shall only be counted as employment with such Commonly Controlled Entity in the determination of his or her Years of Service if: (1) the Senior Vice President directs that credit for such service be granted, or (2) a qualified plan of the acquired company is subsequently maintained by any Employer or Commonly Controlled Entity.  Notwithstanding the above, prior to the date this Plan was first amended to comply with ERISA, a Year of Service was each year earned and recognized as of such date under the terms and provisions of the Plan used to measure service immediately prior to such date.

ARTICLE II

Participation and Service

2.01        Eligibility

(a)           An Eligible Employee that is not represented by a Union shall become a Participant in this Plan as follows:

(1)           Any Employee who was a Participant in the Plan immediately before January 1, 2005 shall continue to participate in accordance with the provisions of the Plan, as amended and in effect on and after January 1, 2005.

(2)           Any other Employee who is a regular, full-time Employee or a regular part-time non-union Employee scheduled to work thirty (30) or more Hours of Service per week will become a Participant in the separate portions of the Plan as follows:

(A)          In the portion of the Plan described in Article III and Article V of the Plan relating to Pre-Tax Contributions, Post-Tax Contributions, Catch-up Contributions and Rollovers, on the day he or she becomes an Employee.

(B)           In the portion of the Plan described in Sections 4.02, 4.03 and 4.04 relating to Matching Contributions, Formula Based Contributions and Special Contributions, on the day he or she becomes an Eligible Employee and has completed six (6) consecutive months of service with the Employer.

(3)           Any other Eligible Employee will become a Participant in all portions of the Plan on the first day of the second (2nd) calendar quarter following the month in which such Employee completes one Year of Service described in Section 2.01(g).

(b)           An Eligible Employee that the Appendix reflects to be represented by the Union, unless provided otherwise in an Appendix, shall become a Participant in this Plan as follows:

(1)           Any Employee who was a Participant in the Plan immediately before January 1, 2005 shall continue to participate in accordance with the provisions of the Plan, as amended and in effect on and after January 1, 2005.

(2)           Any other Employee who is a regular, full time Employee or a regular, part time Employee scheduled to work forty (40) or more Hours of Service per week will become a Participant on the first payroll period after he or she becomes an Employee and has earned one year of Service described in Section 2.02.

(3)           Any other Employee who is a regular, part time Employee scheduled to work fewer than forty (40) Hours of Service per week will become a Participant on the first day of the second (2nd) calendar quarter following the month in which such Employee completes one year of Service described in subsection 2.01(d).

(c)           Participation Upon Change of Job Status.  An Employee who is not an Eligible Employee shall become a Participant on the later of: (1) the date he or she would have become a Participant had he or she always been an Eligible Employee, or (2) the date he or she becomes an Eligible Employee.

(d)           Service Requirement.  For the purposes referenced in this Section 2.01, Service for an Employee’s eligibility to participate in the Plan shall be determined by reference to whether the Employee completes 1,000 or more Hours of Service in the 12-month period between the date he or she first completes one Hour of Service and the first anniversary thereof; thereafter, Service for his or her eligibility to participate in the Plan shall be determined by reference to whether he or she completes 1,000 or more Hours of Service in any Plan Year, beginning with the first Plan Year commencing after he or she first completes one Hour of Service.  An Employee who completes 1,000 or more Hours of Service in both the initial 12-month eligibility computation period and the first Plan Year commencing after he or she first completes one Hour of Service shall be credited with two (2) years of service for purposes of this Section 2.01.

(e)           Participation After Break in Service.  If a Participant or an Employee who is not a Participant incurs a Break in Service, as defined in Section 2.03, his or her participation in the Plan shall be determined in accordance with the provisions of Section 2.03.

(f)            CIC Employee Participation.  Effective January 10, 2005, Employees who were participants in the 401(k) plan sponsored by Central Investment Corporation shall become Participants in the Plan, subject to the terms and conditions provided in Appendix 2.01(f) attached hereto.

2.02        Service

Effective as of January 1, 2000 and subject to the following sections of this Article, a Participant’s nonforfeitable right to benefits under the Plan shall be based upon his or her period of Service, determined as provided in this section:

(a)           Pre-1976 Service: For a Participant as of January 1, 1976, who had been covered under the prior provisions of the Plan, the Participant’s period of continuous service prior to January 1, 1976, determined in accordance with the prior provisions of the Plan, shall be counted as Service hereunder.

(b)           Post-1975 Service:

(1)           for an Employee who was a Participant prior to January 1, 1976 and who continues to participate thereafter, his or her period of Service after

January 1, 1976 shall commence as of January 1, 1976 and, subject to the Break in Service rules set forth in Section 2.03 below, extend to his or her Severance from Service Date.

(2)           for an Employee who becomes a Participant on or after January 1, 1976, his or her period of Service shall commence as of the date he or she is first credited with an Hour of Service and (subject to the continuous service rules set forth in the prior provisions of the Plan, the Break in Service rules set forth in Section 2.03 below, and the Plan termination rules in Article XII) extend to his or her Severance from Service Date.  Notwithstanding the preceding sentence:

(3)           for Plan Years beginning on or after January 1, 1976, such Employee’s period of Service shall commence on January 1 of the first Plan Year in which he or she satisfies the 1000 hour requirement of Section 2.01(a)(3) or Section 2.01(b)(3) if he or she does not satisfy such requirement in the 12-month period beginning on the date he or she first completes one Hour of Service, and

(4)           for periods prior to January 1, 1976, any such Employee shall not receive credit for Service for any period (such as part-time employment) that was not credited as service under the provisions of the Plan in effect prior to January 1, 1976.

(5)           for the Computation Period in which occurs January 1, 2000, the Employee will receive no less than Transition Service credit.

(c)           Severance from Service.  The following rules shall apply in the event of a Participant’s severance from Service:

(1)           Severance from Service Date.  An Employee’s Severance from Service Date shall be the earlier of the following:

(A)          The date on which the Employee quits, retires, is discharged or dies; or

(B)           The date which is twelve (12) months after the date on which the Employee is absent from service for any other reason (e.g., sickness, layoff, vacation).

(2)           Period of Severance.

(A)          An Employee’s Period of Severance commences on his or her Severance from Service Date and ends on the date on which the Employee is again credited with an Hour of Service by the Employer.

(B)           If an Employee has a Severance from Service Date as a result of quitting, discharge or retirement and then earns an Hour of Service within twelve (12) months from the Severance from Service Date, the Period of Severance shall be counted as part of such Employee’s period of Service.  If an Employee is absent from service for any reason other than quitting, discharge or retirement and during such absence he or she quits, is discharged or retires, his or her Period of Severance shall be counted as part of such Employee’s period of Service only if he or she earns an Hour of Service within twelve (12) months from the date of commencement of such absence from service.  In all other cases, an Employee’s Period of Severance shall be disregarded in determining such Employee’s period of Service.

(d)           Applicability.

(1)           Service Prior to January 1, 2000.  The provisions of this Section 2.02 shall not apply to the determination of a Participant’s Service prior to January 1, 2000, if it represents an aggregate number less than the Participant’s Years of Continuous Service prior to January 1, 2000.

(2)           Transfer Service and Imputed Service.  Subject to the Break in Service rules set forth in Section 2.03 below, Service that qualifies as Hourly Transfer Service, Salary Transfer Service or Imputed Service will be counted as Service hereunder.

2.03        Break in Service

Effective as of January 1, 2000 and upon incurring a Break in Service, as defined herein, the provisions of this Section 2.03 shall apply in determining an Employee’s eligibility for participation and period of Service under the Plan.  For purposes hereof and except as provided below, a Break in Service shall mean, for Participants, a 12-consecutive month period beginning on the Severance from Service Date and ending on the first anniversary of such date (provided the Employee is not credited with an Hour of Service during such period) and, for Employees who are not Participants, a 12-month computation period during which he or she is credited with 500 or less Hours of Service.  The applicable computation period for such Employees who are not Participants shall be the 12-month period beginning on the Employee’s date of employment and Plan Years commencing after such date of employment.  Upon a Break in Service, the following rules shall apply:

(a)           Vested Participants.  Subject to Section 2.01(d), a Participant who has satisfied the requirements for vesting under Section 8.3 at the time he or she incurs a Break in Service and who is again employed as an Eligible Employee shall re-participate in the Plan as of the date he or she again completes an Hour of Service and his or her pre-break Service shall be restored in determining his or her rights and benefits under the Plan.

(b)           Non-Vested Former Participants.  Any Participant not described in subsection (a) who incurs a Break in Service and who is again employed as an Eligible Employee shall (except as provided below) re-participate in the Plan as of the date he or she again completes an Hour of Service.  His or her years of pre-break Service shall be restored, but only if the number of his or her consecutive 1-year Breaks in Service is less than the greater of: (i) 5, or (ii) the aggregate number of his or her pre-break 12-month periods.  A former Participant who has not had his or her pre-break Service restored under the preceding sentence shall be treated as a new, first-time employee upon his or her re-employment by the Employer and shall be required to satisfy the eligibility requirements of Section 2.01 for participation in the Plan.

(c)           Other Employees.  In the case of an Employee who is not a Participant at the time he or she incurs a Break in Service, his or her pre-break Service shall be restored only if the number of his or her consecutive 1-year Breaks in Service is less than the greater of: (i) 5, or (ii) the aggregate number of his or her pre-break Years of Service.  A rehired Employee who has not had his or her pre-break Service restored under the preceding sentence shall be treated as a new, first-time Employee upon his or her re-employment by the Employer.

(d)           Special Rule for Maternity or Paternity Leave.  If a Participant is considered on Maternity or Paternity Leave hereunder, then, solely for purposes of determining whether the Participant has a Break in Service under this Section 2.03, the period of time between the first and second anniversaries of the date the Participant is considered to be absent from service under Section 2.2(a)(1)(ii) shall be considered neither a Period of Severance nor a period of Service.  If a Participant remains on Maternity or Paternity Leave beyond such second anniversary, the Participant’s Period of Severance shall be deemed to begin on such date for purposes of this Section 2.03.

(e)           Applicability.  The provisions of this Section 2.03 shall not apply to a Termination of Employment which occurred prior to January 1, 2000, which shall be governed by the provisions of the Plan as in effect on the date the Employee incurred the Termination of Employment.  Notwithstanding the foregoing, any Employee who: (i) incurred a Termination of Employment prior to January 1, 2000, and (ii) on December 31, 1999 would not have his or her prior service disregarded under the Plan’s Break in Service rules in effect on such date if he or she then returned to employment, shall be covered by the Plan’s Break in Service rules that are effective for separations on and after January 1, 2000.

2.04        Authorized Leave of Absence

Effective as of January 1, 2000:

(a)           General Rule.  A Participant who is granted an Authorized Leave of Absence by his or her Employer, and who returns to employment at the end of such leave, shall receive credit for Service for the period of time while on such Authorized Leave of Absence; provided however, a Participant on an Authorized Leave of Absence shall not be credited with more than a 24-month period of Service hereunder for a period of absence from active employment, except in accordance with rules that are adopted in writing by the Plan Administrator.  A Participant who is granted an Authorized Leave of Absence but who fails to return (or retire) within the period specified shall be treated as if he or she was absent from Service under Section 2.2(a)(1)(ii) on the date his or her leave commenced.

(b)           Military Service.  A Participant with service in the Armed Forces of the United States (“military service”) shall be credited with Service and Credited Service pursuant to the requirements of section 414(u) of the Code.

2.05        Transfers

Effective as of January 1, 2000, this subsection shall apply with respect to an Employee of a Commonly Controlled Entity who transfers from an ineligible classification of employment to an Eligible Employee classification, or who transfers from an Eligible Employee classification to one that is ineligible.

(a)           Transfers of employment between Employers under this Plan shall not result in a Break in Service.

(b)           If an Employee becomes eligible to participate in this Plan as a result of a transfer described in this subsection, he or she shall receive Service credit for employment by an employer while it is a Commonly Controlled Entity.

(c)           If a Participant in this Plan transfers employment within the Commonly Controlled Entity and is no longer in an Eligible Employee classification of employment, he or she shall continue to accrue Service for purposes hereunder, subject to the Break in Service rules of Section 2.03.

ARTICLE III

Participant Contributions

3.01        Pre-Tax Contribution Elections

(a)           A Participant who is an Eligible Employee and who desires to have Pre-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election, pursuant to procedures specified by the responsible Named Fiduciary, specifying his or her Contribution Percentage, which percentage shall be no less than 2% nor more than 50%, or no less nor more than the percentages authorized in an Appendix which applies to such Eligible Employee, and authorizing the Compensation otherwise payable to him or her to be reduced in the contribution periods selected in such Appendix.

(b)           Notwithstanding Subsection (a) hereof, for any Plan Year the Administrator may determine that the maximum Contribution Percentage shall be greater or lesser than the percentages set forth in an Appendix.  Otherwise, the maximum Contribution Percentage as provided in an Appendix shall apply.

(c)           A Participant’s Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective.  A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date or, if reemployed, on the first day of the next month.  However, the Administrator, in his or her sole discretion, may declare an additional window period to Participants.  Any Contribution Election which has not been properly completed or which does not contain a properly completed Investment Election will be deemed not to have been received and be void.

(d)           In addition to the Pre-Tax Contributions made pursuant to the Contributions Election provided for in this Section 3.01, each Employee who is eligible to participate in the Plan and who is projected to attain age 50 before the end of a Plan Year is eligible to have his Compensation reduced by a whole integer percentage and have the amount by which his Compensation is reduced contributed to the Plan by his Employer on his behalf as a Catch-up Contribution.  Contributions elected pursuant to this paragraph or any similar provision of any other plan maintained by the Company or a Commonly Controlled Entity may not exceed the applicable dollar limit described in Section 414(v)(2)(B)(i) of the Code, as adjusted in accordance with Section 414(v)(2)(C) of the Code.

3.02        Post-Tax Contribution Elections

(a)           A Participant who is an Eligible Employee and who desires to have Post-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election, pursuant to procedures adopted by the responsible Named Fiduciary, specifying his or her Contribution Percentage, which percentage shall be no less nor more than the percentages authorized in an Appendix which applies to such

Eligible Employee, and authorizing the Compensation otherwise payable to him or her to be reduced in the contribution periods selected in such Appendix.

(b)           Notwithstanding Subsection (a) hereof, for any Plan Year the Administrator may determine that the maximum Contribution Percentage shall be greater or lesser than the percentages set forth in an Appendix.  Otherwise, the maximum Contribution Percentage as provided in an Appendix shall apply.

(c)           A Participant’s Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective.  A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date or, if reemployed, on the first day of the next month.  However, the Administrator, in its sole discretion, may declare an additional window period to Participants.  Any Contribution Election which has not been properly completed or which does not contain a properly completed Investment Election will be deemed not to have been received and be void.

3.03        Election Procedures

(a)           A Participant’s Contribution Election shall continue in effect (with automatic adjustment for any change in his or her Compensation) until the earliest of the date: (1) his or her Contribution Election is changed in accordance with paragraph (a) hereof; (2) he or she ceases to be paid as an Eligible Employee; or (3) his or her Contribution Election is cancelled in accordance with paragraph (b) hereof.

(b)           Changing the Election.  A Participant may increase or decrease his or her Contribution Percentage (subject to the percentage limits stated above) only once each Change Date by making a new Contribution Election, pursuant to procedures specified by the responsible Named Fiduciary, on which is specified the amount of the Contribution Percentage.

(1)           If such Contribution Election is received by the Notice Date, the change shall be effective with respect to the first payroll cycle ended after the Change Date.

(2)           However, if the Administrator deems it necessary, the Administrator may specify an additional window period to Participants.

(3)           The amount of increase or decrease of such Contribution Percentage shall be effective only with respect to Compensation not yet paid.

(4)           Any Contribution Election which has not been properly completed will be deemed not to have been received and be void.

(c)           Canceling the Election.  A Participant desiring to cancel his or her existing Contribution Election and reduce his or her Contribution Percentage to zero must make a new Contribution Election, pursuant to procedures specified by the responsible Named Fiduciary.  The responsible Named Fiduciary will establish procedures, to be administered in a uniform and nondiscriminatory manner, for allowing a Participant to cancel his or her Contribution Election.  Any Contribution Election received on or before a Notice Date shall become effective with respect to the payroll cycle ended after the next Change Date.  A Participant who is an Eligible Employee and who has cancelled his or her Election may again make a Contribution Election at any time.  If such Contribution Election is received by the Notice Date, it shall become effective with respect to the first payroll cycle ended after the next Change Date, provided at least the number of months of suspension required in an Appendix applicable to the Employee have elapsed since the effective date of the cancellation.  Any Participant who has improperly completed a Contribution Election will be deemed not to have made an Election.

ARTICLE IV

Employer Contributions and Allocations

4.01        Participant Contributions

(a)           Frequency and Eligibility.  Subject to the limits of the Plan and to the Administrator’s authority to limit Contributions under the terms of this Plan, for each period for which a Contribution Election is in effect, the Employer shall contribute to the Plan on behalf of each Participant who is an Eligible Employee an amount equal to the amount designated by the Participant as a Pre-Tax, Catch-up or Post-Tax Contribution on his or her Contribution Election.

(b)           Allocation.  Any Pre-Tax Contribution shall be allocated to the Pre-Tax Account of the Participant with respect to whom the amount is paid, any Catch-up Contribution shall be allocated to the Catch-up Account of the Participant with respect to whom the amount is paid, and any Post-Tax Contribution shall be allocated to the Post-Tax Account of the Participant with respect to whom the amount is paid.

(c)           Timing, Medium and Posting.  Pre-Tax, Catch-up and Post-Tax Contributions shall be paid to the Custodian in cash and posted to each Participant’s Pre-Tax, Catch-up or Post-Tax Account, respectively, by the Administrator as soon as such amounts can reasonably be balanced against the specific amount made on behalf of each Participant.  Pre-Tax, Catch-up and Post-Tax Contributions shall be paid to the Custodian not later than the fifteenth (15th) day of the month next following the month in which amounts are deducted from the Participant’s Compensation.

4.02        Matching Contributions

(a)           Frequency and Eligibility.  Subject to the limits of the Plan and to the Administrator’s authority to limit Contributions under the Plan, for each period for which Participants’ Contributions are made, the Employer shall make Matching Contributions as described in the following Allocation Method paragraph on behalf of each Participant who is an Eligible Employee and who contributed during the period.

(b)           Allocation Method.  The Matching Contributions for each period with respect to each Participant shall be 50% up to 6% of a Participant’s Compensation, or the amount, if any, as is described in an Appendix which applies to such Participant.  The Employer may change the matching rate to any other percentages, including zero (0%).

(c)           Timing, Medium and Posting.  The Employer shall make each period’s Matching Contribution in cash as soon as is feasible, and not later than the Employer’s federal tax filing date, including extensions, for deducting such Contribution.

(d)           Compensation.  Compensation from the Employer shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made, provided the Eligible Employee is a Participant during such period.

(e)           True-Up Contribution.  For each Participant who is not represented in collective bargaining by a union, who is an Employee on the last Business Day of the Plan Year, and who has elected to contribute an amount of his or her Compensation as a Pre-Tax Contribution for all periods during such Plan Year in which he or she could make Pre-Tax Contributions which equals at least the maximum Matching Contribution (stated as a percentage of the Participant’s Compensation), if any, as described in an Appendix which applies to such Participant, the Employer shall make a Matching Contribution equal to the least of:

(1)           the maximum Matching Contribution, stated as a percentage of a Participant’s Compensation for the Plan Year, if any, as described in an Appendix which applies to such Participant;

(2)           the Participant’s Pre-Tax Contribution for the Plan Year; or

(3)           the amount in (d)(1), times (ii) the dollar limit in Section 401(a)(17) of the Code,

minus the aggregate amount of any Matching Contribution already made for the Participant under Section 4.2 hereof for the Plan Year.

4.03        Formula Based Contributions

(a)           Frequency and Eligibility.  Subject to the limits of the Plan and to the Administrator’s authority to limit Contributions under the Plan, for each period the formula is in effect, the Employer shall make a Formula Based Contribution with respect to each Participant who is an Eligible Employee in the amount equal to 2% of a Participant’s Compensation, or such other amount, if any, as is described in an Appendix which applies to such Participant.

(b)           Allocation Method.  The Formula Based Contribution for each period shall be allocated among eligible Participants pro rata based on Compensation, or in the manner provided in an Appendix which applies to each such Participant.

(c)           Timing, Medium and Posting.  The Employer shall make each period’s Formula Based Contribution in cash as soon as is feasible, and not later than the Employer’s federal tax filing date, including extensions, for deducting such Contribution.

(d)           Compensation.  Compensation from the Employer shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made, provided the Eligible Employee is a Participant during such period.

4.04        Special Contributions

(a)           Frequency and Eligibility.  Subject to the limits of the Plan and to the Administrator’s authority to limit Contributions under the Plan, for each Plan Year, the Employer may make a Special Contribution in an amount determined by the

Administrator on behalf of each Non-Highly Compensated Employee Participant who is an Eligible Employee at any time during the Plan Year.

(b)           Allocation Method.  The Special Contribution for each period shall be allocated among eligible Participants as determined by the Administrator, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Administrator.

(c)           Timing, Medium and Posting.  The Employer shall make each period’s Special Contribution in cash as soon as is feasible, but no later than twelve (12) months after the end of the Plan Year to which it is allocated.  The Administrator shall post such amount to each Participant’s Special Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant’s Special Account.

(d)           Compensation.  Compensation from the Employer shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made, provided the Eligible Employee is a Participant during such period.

4.05        Miscellaneous

(a)           Deduction Limits.  In no event shall the Employer Contributions for a Plan Year exceed the maximum the Company estimates will be deductible (or which would be deductible if the Employers had taxable income) by any Employer or Commonly Controlled Entity under Section 404 of the Code (“Deductible Amount”).  Any amount in excess of the Deductible Amount shall not be contributed in the following order of Contribution type, to the extent needed to eliminate the excess:

(1)           Each Participant’s allocable share of Pre-Tax Contributions for the Plan Year will be reduced by an amount equal to the excess of the Participant’s Pre-Tax Contributions over an amount which bears the same ratio to the amount of Pre-Tax Contributions made to the Plan on behalf of such Participant during the Plan Year as the Deductible Amount available for the Plan Year (reduced by the total amount of other types of Employer Contributions for the Plan Year) bears to the aggregate Pre-Tax Contributions made to the Plan on behalf of all Participants subject to such Deductible Amount during the Plan Year (before the application of this provision).

(2)           If the application of Section (a)(1) would result in a reduction of a Participant’s Pre-Tax Contributions which are matched by Matching Contributions, the rate at which Pre-Tax Contributions are reduced shall be offset by a reduction for each Matching Contribution not made as a result.

(3)           Formula Based Contributions.

(b)           Profit Sharing Plan.  Notwithstanding anything herein to the contrary, the Plan shall constitute a profit sharing plan for all purposes of the Code.

ARTICLE V

Rollovers

5.01        Rollovers

The Administrator may authorize the Custodian to accept a Rollover Contribution in cash from an Eligible Employee if Rollover Contributions are allowed with respect to such Eligible Employee in an Appendix which applies to such Eligible Employee.  In such case, the Employee shall furnish satisfactory evidence to the Plan Administrator that the amount is eligible for rollover treatment.  Such amount shall be posted to the Employee’s Rollover Account by the Administrator as of the date received by the Custodian.

If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a Rollover Contribution, the balance credited to the Employee’s Rollover Account shall immediately be: (1) segregated from all other Plan assets, (2) treated as a non-qualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee.  Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

5.02        Transfers

The Administrator may authorize the Custodian to accept a Transfer Contribution for an Eligible Employee.  For purposes of this Section 5.02, a Transfer Contribution is an amount that is transferred from another defined contribution plan sponsored by the Employer or a Commonly Controlled Entity as a result of a change in employment classification of the Eligible Employee that causes him to be excluded from active participation in such other defined contribution plan and also eligible to participate in this Plan.

Any transfer into this Plan from another defined contribution plan of the Employer or a Commonly Controlled Entity shall maintain the character it held in the transferor plan and shall be credited under the appropriate Participant accounting.  Transfer Contributions shall not be considered Rollover Contributions under the Plan.

5.03        Hurricane Katrina Distribution Recontribution

Effective January 1, 2006, the Administrator may authorize the Custodian to accept the recontribution by a Participant of a distribution that was made under the conditions of Section 10.10, to the extent the distribution was an Eligible Rollover Distribution, provided the recontribution occurs during the 3-year period beginning the day after the date of the Katrina distribution.

ARTICLE VI

Accounting For Participants’
Accounts And For Investment Funds

6.01        Individual Participant Accounting

(a)           Account Maintenance.  The responsible Named Fiduciary will cause the Accounts for each Participant to reflect transactions involving Contributions and other allocations thereto, loans, earnings, losses, withdrawals, distributions and expenses to be allocated and posted to the Accounts in accordance with the terms of this Plan.  Financial transactions during or with respect to an Accounting Period will be accounted for at the individual Account level by allocating and posting each transaction to the Account as of a Trade Date.  At any point in time, the value of a Participant’s Accrued Benefit will be equal to the sum of the aggregate of the following amounts determined under (1) and (2) with regard to each Investment Fund:

(1)           the: (A) Unit Values for the portion of his or her Accounts invested in each Investment Funds; multiplied by (B) the number of full and fractional units for each such Investment Fund posted to his or her Accounts.

(2)           the fair market value of any other assets of the Trust Fund (exclusive of assets described in (1) and (2)) in which a portion of his or her Accounts is invested or held.

(b)           Trade Date Accounting and Investment Cycle.  For any transaction to be processed as of a Trade Date, the responsible Named Fiduciary must receive instructions by the Sweep Time and such instructions will apply only to amounts held in and posted to the Accounts as of the Trade Date.  Except as otherwise provided herein, all transactions will be effected on the Trade Date relating to the Sweep Time (or as soon thereafter as is administratively possible).

(c)           Suspension of Transactions.  Whenever the Administrator considers such action to be in the best interest of the Participants, the Administrator in its discretion may suspend from time to time the Trade Date or reset the Sweep Time.

(d)           Temporary Investment.  To the extent practicable, the responsible Named Fiduciary will direct the Custodian to make temporary investments in a short-term interest fund of assets in an Account held pending a Trade Date.

(e)           How Fees and Expenses are Charged to Accounts.  Account maintenance fees will be charged to Accounts (to the extent such fees are not paid by the Employer), provided that no fee will reduce an Account balance below zero.  Transaction type fees (such as loan set-up fees, etc.) will be charged to the Accounts involved in the transaction as determined pursuant to procedures adopted by the Administrator.  Fees and expenses incurred for the management and maintenance of Investment Funds will be charged at the Investment Fund level and reflected in the net gain or loss of each Investment Fund.

(f)            Error Correction.  The Administrator may correct any errors or omissions in the administration of the Plan by crediting or charging any Account with the amount that would have been allocated, credited or charged to the Account had no error or omission been made.  Funds necessary for any such crediting will be provided through payment made by the responsible Named Fiduciary, or, if the responsible Named Fiduciary was not responsible for such error or omission, through payment by the Employer.

(g)           Accounting for Participant Loans.  Participant loans will be held in a separate Fund for investment only by such Participant and accounted for in dollars as an earmarked asset of the borrowing Participant’s Account.

6.02        Accounting for Investment Funds

(a)           Unit Accounting.  The investments in each Investment Fund designated by the Administrator as subject to unit accounting will be maintained in full and fractional units.  The responsible Named Fiduciary is responsible for determining the number of full and fractional units of each such Investment Fund.

(b)           Share Accounting.  The investments in each Investment Fund designated by the Administrator as subject to share accounting will be maintained in full and fractional shares.  The responsible Named Fiduciary is responsible for determining the number of full and fractional shares of each such Investment Fund.

(c)           Company Stock.  The following additional rules shall apply to the Company Stock Fund:

(1)           Voting Rights.  All Company Stock in an Account will be voted by the Custodian in accordance with directions from the Participant pursuant to the procedures of the Trust Agreement.

(2)           Tender Offer.  If a tender offer is commenced for Company Stock, the provisions of the Trust Agreement regarding the response to such tender offer, the holding and investment of proceeds derived from such tender offer and the substitution of new securities for such proceeds will be followed.

(3)           Dividends and Income.  Dividends (whether in cash or in property) and other income received by the Custodian in respect of Company Stock will be reinvested in Company Stock and will constitute income and be recognized on an accrual basis for the Accounting Period in which occurs the record date with respect to such dividend; provided that, with respect to any dividend which is reflected in the market price of the underlying stock, the Administrator will direct the Custodian during such trading period to trade such stock the regular way to reflect the value of the dividend, and all transfers and cash distributions will be transacted accordingly with no accrual of such dividend, other than as reflected in such market price.

(4)           Transaction Costs.  Any brokerage commissions, transfer taxes, transaction charges, and other charges and expenses in connection with the purchase or sale of Company Stock will be added to the cost thereof in the case of a purchase or deducted from the proceeds thereof in the case of a sale; provided, however, where the purchase or sale of Company Stock is with a “disqualified person” as defined in Section 4975(e)(2) of the Code or a “party in interest” as defined in Section 3(14) of ERISA, no commissions may be charged with respect thereto.

6.03        Accounts for Alternate Payees

A separate Account will be established for an Alternate Payee as of the date, and in accordance with the directions specified, in the QDRO.  Such Account will be valued and accounted for in the same manner as any other Account.  An Alternate Payee will be treated as a Participant to the extent provided as follows:

(a)           Investment Direction.  An Alternate Payee may direct or exchange the investment of such Account in the same manner as a Participant; provided, however, that an Alternate Payee may not acquire Company Stock.

(b)           Withdrawals and Forms of Payment.  An Alternate Payee will receive payment of the amount specified in the QDRO as soon as administratively possible, regardless of whether the Participant is an Employee, unless the QDRO specifically provides that payment be delayed, including at the election of the Alternate Payee.  Payment may be made in the same forms as are available to the Participant with respect to whom the QDRO has been obtained, to the extent provided in the QDRO.

(c)           Participant Loans.  An Alternate Payee will not be entitled to borrow from his or her Account.  If a QDRO specifies that the Alternate Payee is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans will continue to be held in the Participant’s Account and will not be divided between the Participant’s and Alternate Payee’s Accounts.

(d)           Beneficiary.  An Alternate Payee may designate a Beneficiary in the same manner as a Participant, to the extent provided for in the QDRO.

6.04        Transition Rules

The Administrator may adopt such procedures, including imposing “transition” periods, as are necessary to accommodate any plan mergers, Investment Fund or accounting changes or events, or similar events as it determines are necessary for the proper administration of the Plan.

ARTICLE VII

Investment Funds and Elections

7.01        Investment of Contributions

(a)           Investment Election.  Each Participant may direct the Custodian, by submission to the responsible Named Fiduciary of an Investment Election, to invest Contributions (and loan repayments) posted to his or her Accounts and other amounts allocated and posted to the Participant’s Account in one or more Investment Funds; provided, however, that a separate Investment Election is required for Rollover Contributions.  If a Participant does not have a valid Investment Election on file, his or her Investment Election will be deemed to be a 100% election of the Fixed Income Fund.  If the Participant elects to have any such Contributions made on his or her behalf invested in more than one Investment Fund, he or she must designate in whole multiples of one percent (1%) what percentage of the Contribution is to be invested in each such Investment Fund.  Notwithstanding the above and effective as of May 21, 1999, no Investment Election may be made by a Participant or Beneficiary which directs the investment of any Contributions into the PepsiCo Stock Fund.

(b)           Effective Date of Investment Election; Change of Investment Election.  A Participant’s initial Investment Election will be effective with respect to an Investment Fund on the Trade Date which relates to the Sweep Time on which or prior to which the Investment Election is received and not revoked pursuant to procedures specified by the Administrator.  A Participant’s Investment Election will continue in effect, notwithstanding any change in his or her Compensation or his or her Contribution Percentage, until the earlier of: (1) the effective date of a new Investment Election; or (2) the date he or she ceases to be a Participant.  A change in Investment Election will be effective with respect to an Investment Fund as soon as administratively possible after the date the Administrator receives the Participant’s new Investment Election.

7.02        Investment of Accounts

(a)           Conversion Election.  Notwithstanding a Participant’s Investment Election, a Participant may direct the Custodian, by submission of a Conversion Election to the responsible Named Fiduciary, to change the investment of his or her Accounts between two or more Investment Funds, on a pro rata basis with respect to each of the Participant’s Accounts (exclusive of the Participant’s loans) from existing plan.  If a Participant does not make a Conversion Election for the PepsiCo Stock Fund for any amounts remaining in that Investment Fund on May 20, 2001, the Participant will be deemed to have made a Conversion Election to invest such amount 100% in the Fixed Income Fund.  If the Participant or Beneficiary elects to invest his or her Accrued Benefit in more than one (1) Investment Fund, he must designate in whole multiples of one percent (1%) what percentage of his or her Accounts is to be invested in such Investment Fund; provided, however, effective as of May 21, 1999, no Conversion Election may be made by a Participant or Beneficiary which directs the investment of any part of his or her Accrued Benefit into the PepsiCo Stock Fund.

(b)           Effective Date of Conversion Election.  A Conversion Election to change a Participant’s investment of his or her Accounts in one Investment Fund to another Investment Fund will be effective with respect to such Investment Funds on the Trade Date(s) which relates to the Sweep Time on which or prior to which the Conversion Election is received and not revoked pursuant to procedures specified by the Administrator.  Notwithstanding the foregoing, a Conversion Election made with respect to the Account balance of a Participant who dies on or after the Effective Date will not be valid if it is made after such time that is established by the Administrator following the date the Administrator is notified of such Participant’s death.

(c)           Delayed Effective Date.  Notwithstanding any provision of this Section 7.2 to the contrary, if the sell portion of a Conversion Election can not be processed due to a problem in the market, a liquidity shortage in an Investment Fund, or disruption of other sell or buy orders in another Investment Fund, the buy portion of the Conversion Election will not be processed on a Trade Date until the sell transaction can be processed.

7.03        Investment Funds

The Plan’s Investment Funds are indicated in Appendix 1.54.  In addition, the Management Committee may, from time to time, in its discretion:

(a)           limit or freeze investments in, or transfers from, an Investment Fund;

(b)           add funding vehicles thereunder;

(c)           liquidate, consolidate or otherwise reorganize an existing Investment Fund; or

(d)           add new Investment Funds to, or delete Investment Funds from, an Appendix which applies to Employees identified therein.

7.04        Transition Rules

Effective as of the date designated by the Management Committee on which any Investment Fund is added under Section 7.3, each Participant will have the opportunity to make new Investment Elections and Conversion Elections to the Administrator no later than the applicable Sweep Time.  The Administrator may take such action as the Administrator deems appropriate, including, but not limited to:

(a)           using any reasonable accounting methods in performing his or her duties during the period of transition;

(b)           designating into which Investment Fund a Participant’s Accounts or Contributions will be invested;

(c)           establishing the method for allocating net investment gains or losses and the extent, if any, to which amounts received by and distributions paid from the Trust during this period share in such allocation;

(d)           investing all or a portion of the Trust’s assets in a short-term, interest-bearing Investment Fund during such transition period;

(e)           delaying any Trade Date during a designated transition period or changing any Sweep Time or Valuation Time during such transition period; or

(f)            designating how and to what extent a Participant’s Investment Election or Conversion Election will apply to Investment Funds.

7.05        Risk of Loss

Neither the Plan nor the Company guarantees that the fair market value of the Investment Funds, or of any particular Investment Fund, will be equal to or greater than the amounts invested therein.  Neither the Plan nor the Company guarantees that the value of the Accounts will be equal to or greater than the Contributions allocated thereto.  Except as required pursuant to ERISA, each Participant will have sole responsibility for the investment of his or her Accounts and for transfers among the available Investment Funds, and no fiduciary or other person will have any liability for any loss or diminution in value resulting from any Participant’s exercise of, or failure to exercise,  such investment responsibility.  Each Participant assumes all risk of any decrease in the value of the Investment Funds and the Accounts.  The Plan is intended to constitute a plan described in Section 404 of ERISA.

7.06        Interests in the Investment Funds

No Participant will have any claim, right, title, or interest in or to any specific assets of any Investment Fund until distribution of such assets is made to such Participant.  No Participant will have any claim, right, title, or interest in or to the Investment Fund, except as and to the extent expressly provided herein.

7.07        Sole Source of Benefits

Participants may only seek payment of benefits under the Plan from the Trust, and, except as otherwise required by law, the Employer assumes no responsibility or liability therefor.

7.08        Alternate Payees

See Sections 6.3 and 6.4 for the treatment of Alternate Payees as Participants for purpose of this Article VII.

ARTICLE VIII

Vesting and Forfeitures

8.01        Fully Vested Contribution Accounts

An Employee who was a participant in the 401(k) plan sponsored by Central Investment Corporation (“CIC”) and who had at least three Years of Service as of January 1, 2006, shall be fully vested and have a nonforfeitable right to the portion of his Accrued Benefit attributable to the CIC 401(k) Plan at all times.  An Employee of Dakota Beverage Group, LLC shall be fully vested and have a nonforfeitable right to his or her Accrued Benefit at all times.  A Participant shall be fully vested and have a nonforfeitable right to his or her Accrued Benefit in these Accounts at all times:

Post-Tax Account	Pre-Tax Account	Catch-up Account
Rollover Account	Special Account

8.02        Vesting; Payment of Accrued Benefit On or After Retirement or Disability

A Participant’s Accrued Benefit shall be fully vested and nonforfeitable upon the occurrence of any one or more of the following events:

(a)           completion of at least the minimum number of years of Vesting Service in the Vesting Schedule for a 100% nonforfeitable percentage;

(b)           attainment of Normal Retirement Date or Early Retirement Date;

(c)           his or her Termination of Employment for reason of a Disability; or

(d)           he or she dies while an Employee.

8.03        Vesting Schedule and Forfeitures

(a)           Vesting.  A Participant shall be vested and have a nonforfeitable right to his or her Accrued Benefit in his or her Matching and Formula Based Accounts, determined in accordance with the following vesting schedule (unless a separate vesting schedule is otherwise provided for in an Appendix which applies to such Participant):

Years of Vesting Service	Nonforfeitable Percentage

Less than 1 year	0%
1 year but less than 2 years	20%
2 years but less than 3 years	40%
3 years but less than 4 years	60%
4 years but less than 5 years	80%
5 years or more	100%

Notwithstanding the preceding sentence, with respect to that portion of a Participant’s Accounts that is attributable to amounts transferred from the Pepsi-Cola General Bottling Company of Oshkosh, Inc. and Beverage Bottlers Inc. 401(k) Plan or the Lou Gen Ltd. Profit Sharing Plan, the vested percentage of such Accounts shall be no less than their vested percentage under the Pepsi-Cola General Bottling Company of Oshkosh, Inc. and Beverage Bottlers Inc. 401(k) Plan or the Lou Gen Ltd. Profit Sharing Plan, respectively, as of the transfer’s effective date.

8.04        Forfeitures

(a)           Forfeiture Where Payment Commences After a Break in Service.  If no Payment Date of a Participant’s nonforfeitable Accrued Benefit occurs before having incurred a Break in Service, that portion of the Participant’s Accrued Benefit (which is Employer-derived) which is forfeitable as of his or her Termination of Employment shall be forfeited as of the completion of a Break in Service.  If the Participant is reemployed as an Employee prior to having incurred a Break in Service, the Forfeiture shall not occur.  If the Participant is reemployed as an Employee after incurring a Break in Service, the Participant shall be fully vested and have a nonforfeitable interest in that portion of his or her Accounts accrued prior to the Break in Service and not forfeited as a result of such Break in Service.  A Participant who incurs a Termination of Employment with a zero vested interest in his or her Accrued Benefit (which is Employer-derived) shall be deemed to have a Payment Date and a Forfeiture of his or her Accrued Benefit as of such Termination of Employment.

(b)           Forfeiture Where Payment Commences Prior to a Break in Service.  If the Payment Date of a Participant’s nonforfeitable percentage of his or her Accrued Benefit occurs prior to having incurred a Break in Service, that portion of his or her Accrued Benefit which is forfeitable shall be forfeited as of the Payment Date.  Thereafter, if such person is rehired as an Employee prior to incurring a Break in Service, he or she shall be entitled to make repayment to the Plan of the full amount distributed to him or her on or after the Payment Date no later than: (1) the date he or she incurs a Break in Service, and (2) the last day of the 5-year period commencing on or after his or her date of reemployment.  Upon making repayment in a single payment of the amount distributed to him or her, the amount repaid shall be credited to the Participant’s Account from which paid and the Forfeiture shall be reinstated to his or her Accounts and invested in the same manner as the Account to which it is posted.  The amount required to restore such Participant’s Accounts shall be charged against the Plan’s Forfeitures, and, if insufficient, be made up from additional Employer Contributions.

Where a Participant has been deemed to have a Payment Date because he or she had a zero vested interest in his or her Accrued Benefit, he or she will be deemed to have made the repayment required by this subparagraph on his or her date of hire.

If the Employee makes the above-described repayment, such repayment shall be considered to be the “investment in the contract” for purposes of Sections 72(1)(A), 72(f) and 402(e)(4)(D)(i) of the Code in relation to the amount reinstated in his or her Account on account of the repayment.

8.05        Forfeiture Account

A Forfeiture will be posted, no later than the end of the Plan Year in which the Forfeiture arises, to the Forfeiture Account on the Settlement Date for the Trade Date on which the Custodian, at the direction of the Administrator, has converted the Forfeiture to cash.  The Forfeiture Account shall be invested in interest bearing deposits of the Custodian or short-term money market instruments.  No later than the end of such Plan Year, the Forfeiture Account shall be used in the following order: to reinstate Accrued Benefits and to reduce Employer Contributions, as determined by the Administrator, and to pay expenses of the Plan.

ARTICLE IX

Participant Loans

9.01        Participant Loans Permitted

The Administrator is authorized to establish and administer a loan program for a Participant who is an Eligible Employee or a former Eligible Employee who is a “party in interest” under ERISA pursuant to the terms and conditions set forth in this Article.  All loan limits are determined as of the Trade Date the Trustee reserves funds for the loan.  The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement Date.  Loans will be available to a Participant only to the extent provided in the Appendix applicable to that Participant.

9.02        Loan Funding Limits

The loan amount must meet the following limits:

(a)           Plan Minimum Limit.  The minimum amount for any loan is $1,000.00.

(b)           Plan Maximum Limit.  Subject to the legal limit described in (c) below, the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is fifty percent (50%) of his or her following Accounts which are fully vested:

Pre-Tax Account

Catch-up Account
Special Account
Matching Account
Formula Based Account
Rollover Account
Post-Tax Account.

(c)           Legal Maximum Limit.  The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon the value of his or her vested interest in this Plan and all other qualified plans maintained by a Commonly Controlled Entity (the “Vested Interest”).  The maximum amount is equal to fifty percent (50%) of his or her Vested Interest, not to exceed $50,000.  However, the $50,000 amount is reduced by the Participant’s highest outstanding balance of all loans from any Commonly Controlled Entity’s qualified plans during the 12-month period ending on the day before the Trade Date on which the loan is made.

9.03        Maximum Number of Loans

A Participant may have only one loan outstanding at any given time, and any prior existing loan must be fully repaid for ninety (90) days before a new loan may be secured.

9.04        Source of Loan Funding

A loan to a Participant shall be made solely from the assets of his or her following Accounts which are fully vested:

Pre-Tax Account

Catch-up Account
Special Account
Matching Account
Formula Based Account
Rollover Account
Post-Tax Account.

The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account.  The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph.  Within each Account used for funding, amounts shall first be taken from the available cash in the Account and then taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund as of the Sweep Date on which the loan is made.

9.05        Interest Rate

The interest rate charged on Participant loans shall be fixed and equal to the Trustee’s prime rate.

9.06        Repayment

Substantially level amortization shall be required of each loan with payments made at least monthly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on an Authorized Leave of Absence, Disabled or transferred to the employ of a Commonly Controlled Entity which is not participating in the Plan.  Loans may be prepaid in full or in part at any time.  The loan repayment period shall be as mutually agreed upon by the Participant and Administrator, not to exceed five (5) years.

9.07        Repayment Hierarchy

Loan principal repayments shall be credited to the Participant’s Contribution Accounts in the inverse of the order used to fund the loan.  Loan interest shall be credited to the Contribution Account in direct proportion to the principal repayment.  Loan payments are credited by investment type based upon the Participant’s current Conversion Election for that Account.

9.08        Loan Application, Note and Security

A Participant shall apply for any loan in accordance with a procedure established by the responsible Named Fiduciary.  The responsible Named Fiduciary shall administer

Participant loans and shall specify the time frame for approving loan applications.  All loans shall be evidenced by a promissory note and security agreement and secured only by a Participant’s vested Account balance.  The Plan shall have a lien on a Participant’s Account to the extent of any outstanding loan balance.

9.09        Default, Suspension and Acceleration Feature

(a)           Default.  A loan is treated as a default on the earlier of: (i) the date any scheduled loan payment is more than ninety (90) days late, provided that the Administrator may agree to a suspension of loan payments for up to twelve (12) months for a Participant who is on an Authorized Leave of Absence; or (ii) thirty (30) days from the time the Participant receives written notice of the note being due and payable and a demand for past due amounts.

(b)           Actions Upon Default.  In the event of default, the Administrator will direct the Trustee to report the default as a taxable distribution.  As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator will direct the Trustee to execute upon its security interest in the Participant’s Account by segregating the unpaid loan balance from the Account, including interest to the date of default, and to distribute the note to the Participant.

(c)           Acceleration.  A loan shall become due and payable in full once the Participant incurs a Termination of Employment.

ARTICLE X

In-Service Withdrawals

10.01      Withdrawals for General Hardship

(a)           Requirements.  To the extent permitted by an Appendix, a Participant may request the withdrawal of any amount from the vested portion of his or her Accounts needed to satisfy a general hardship by submitting a completed withdrawal request to the Administrator.

(b)           General Hardship.  General hardship will mean circumstances of sufficient severity that a Participant is confronted by present or impending financial ruin or his or her family is clearly endangered by present or impending want or privation.

(c)           Contribution Account Sources for Withdrawal.  All available amounts must first be withdrawn from his or her Accounts under Sections 10.2 or 10.3 to the extent either such Section applies to such Participant (as specified in an applicable Appendix).  The remaining withdrawal amount shall come only from his or her Accounts, in the following priority order of Post-Tax Accounts:

Post-Tax Account
Rollover Account
Formula Based Account
Matching Account

10.02      Withdrawals for 401(k) Hardship

(a)           Requirements.  To the extent permitted in an Appendix which applies to a Participant, each such Participant may request the withdrawal of any amount from the portion of his or her Accounts to the extent vested needed to satisfy a financial need by making a withdrawal request in accordance with a procedure established by the Administrator.  The Administrator shall only approve those requests for withdrawals: (1) on account of a Participant’s “Deemed Financial Need”, and (2) which are “Deemed Necessary” to satisfy the financial need.

(b)           “Deemed Financial Need”.  Financial commitments relating to:

(1)           costs directly related to the purchase or construction (excluding mortgage payments or balloon payments) of a Participant’s principal residence;

(2)           the payment of expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant’s Spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code;

(3)           payment of tuition and related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or dependents (as defined in Section 152 of the Code);

(4)           necessary payments to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant’s principal residence;

(5)           effective January 1, 2006, payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children or dependents (as defined in section 152 of the Code, without regard to section 152(d)(1)(B); or

(6)           effective January 1, 2006, expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

(c)           “Deemed Necessary”.  A withdrawal is “deemed necessary” to satisfy the financial need only if all of these conditions are met:

(1)           the withdrawal may not exceed the dollar amount needed to satisfy the Participant’s documented financial hardship, plus an amount necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from such withdrawal;

(2)           the Participant must have obtained all distributions, other than financial hardship distributions, and all nontaxable loans under all plans maintained by the Company or any Commonly Controlled Entity;

(3)           the Participant will be suspended from making Pre-Tax Contributions and Post-Tax Contributions (or similar contributions under any other qualified or nonqualified plan of deferred compensation maintained by a Commonly Controlled Entity) for at six (6) months from the date the withdrawal is received.

(d)           Account Sources for Withdrawal.  All available amounts must first be withdrawn from his or her Accounts under Section 10.2 or 10.3 to the extent either such Section applies to such Participant (as specified in an applicable Appendix).  The remaining withdrawal amount shall come only from his or her Accounts, to the extent vested, in the following priority order of Accounts:

Post-Tax Account
Rollover Account
Formula Based Account
Matching Account

Catch-up Account
Pre-Tax Account

Special Account

The amount that may be withdrawn from a Participant’s Pre-Tax Account shall not include earnings and Special Contributions posted to his or her Pre-Tax Account after the end of the Plan Year which ends before July 1, 1989.

10.03      Withdrawals for Participants over age 59½ or who are Disabled

(a)           Requirements.  To the extent permitted in an Appendix which applies to a Participant, each such Participant who is over age 59½ or who is Disabled may withdraw from the portion of his or her Accounts to the extent vested listed in paragraph (b) below.

(b)           Account Sources for Withdrawal.  When requesting a withdrawal, any withdrawal amount shall come only from his or her Accounts, to the extent vested, in the following priority order of Accounts:

Post-Tax Account
Rollover Account
Formula Based Account
Matching Account

Catch-up Account
Pre-Tax Account
Special Account.

10.04      Unrestricted Withdrawals

(a)           Requirements.  To the extent permitted in an Appendix, withdrawal is permitted from an amount credited to any of the Accounts listed in paragraph (b) below.

(b)           Contribution Account Sources for Withdrawal.  When requesting a withdrawal, any withdrawal amount shall come only from his or her Accounts, in the following priority order of Accounts:

Post-Tax Account
Rollover Account

10.05      Withdrawal Processing

(a)           Ordering of Post-Tax Account Withdrawals.  To the extent of the outstanding principal amount (excluding earnings) as of December 31, 1986 attributable to his or her Post-Tax Account, any withdrawal hereunder shall be deemed first to be made therefrom, second from Post-Tax Contributions, if any, made after December 31, 1986, plus earnings thereon in the same pro rata manner as required by Section 72(e) of the Code, and, thirdly, from earnings on such principal amount as of December 31, 1986.

(b)           Minimum Amount.  There is no minimum payment for any type of withdrawal.

(c)           Permitted Frequency.  The maximum number of withdrawals permitted in any Plan Year (other than for 401(k) Hardship) is two.  For this purpose, two types of withdrawals distributed in one payment shall constitute one withdrawal.

(d)           Application by Participant.  A Participant must submit a withdrawal request in accordance with a procedure established by the responsible Named Fiduciary to the responsible Named Fiduciary to apply for any type of withdrawal.  Only a Participant who is an Employee may make a withdrawal request.

(e)           Approval by Responsible Named Fiduciary.  The responsible Named Fiduciary is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Custodian of any payments to be made in a timely manner.

(f)            Time of Processing.  The Custodian shall process all withdrawal requests which it receives by a Sweep Date, based on the value as of the Trade Date to which it relates, and fund them on the next Settlement Date.  The Custodian shall then make payment to the Participant as soon thereafter as is administratively feasible.

(g)           Medium and Form of Payment.  The medium of payment for withdrawals is either cash or direct deposit; provided, however, a withdrawal under either Section 10.3 or 10.4 may be paid, as directed by the Participant, in whole shares of Company Stock to the extent the withdrawal is funded from the Company Stock Fund.  The form of payment for withdrawals shall be a single installment.

(h)           Investment Fund Sources.  Within each Account used for funding a withdrawal, amounts shall be taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund (which excludes the Participant’s loans) at the time the withdrawal is made.

(i)            Direct Rollover.  With respect to any cash payment hereunder in excess of $200 which constitutes an Eligible Rollover Distribution, a Distributee may direct the responsible Named Fiduciary to have all or some portion of such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with procedures established by the responsible Named Fiduciary, provided the responsible Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.  If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

10.06      Outstanding Loan

Notwithstanding any other provision of this Article X, the portion of a Participant’s Account that secures a loan to such Participant under Article IX may not be taken as a withdrawal.

10.07      Spousal Consent

Spousal Consent will not be required for any withdrawal except with respect to a Participant who has elected an annuity form of distribution pursuant to Section 11.7.

10.08      Required Withdrawals

Notwithstanding any provision of the Plan to the contrary, the Payment Date of the Accrued Benefit of a Participant who is a 5-percent owner (as defined in Section 416 of the Code), will not be later than April 1 following the calendar year in which the Participant attains age 70-1/2 (with required withdrawals to be made by each December 31 thereafter) and will comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

10.09      Transfer of Accounts

If a Participant transfers to an employment classification that causes him to be excluded from active participation in this Plan and also eligible to participate in another defined contribution plan maintained by the Employer or a Commonly Controlled Entity, the Administrator may cause the Participant’s Accounts to be transferred to such other plan as of any Valuation Date.  A transfer of accounts under this Section 10.09 shall not be an Eligible Rollover Distribution.

10.10      Withdrawals for Hurricane Katrina Victims

Effective January 1, 2006, a Participant who is not a member of a group of Employees represented by a collective bargaining representative, and whose principal place of abode on August 28, 2005 is located in Louisiana, Mississippi, Alabama or Florida, and who has sustained an economic loss by reason of Hurricane Katrina, may withdraw up to $100,000 from his vested Account.  This withdrawal must occur prior to January 1, 2007.

ARTICLE XI

Distributions On And After Termination of Employment

11.01      Request for Distribution of Benefits

(a)           Request for Distribution.  Subject to the other requirements of this Article, a Participant may elect to have his or her vested Accrued Benefit paid to him or her beginning upon any Settlement Date following his or her Termination of Employment by submitting a completed distribution election in accordance with a procedure established by the responsible Named Fiduciary.  Such election form shall include or be accompanied by a notice which provides the Participant with information regarding all optional times and forms of payment available.  The election must be submitted to the responsible Named Fiduciary by the Sweep Date that relates to the Payment Date.

(b)           Failure to Request Distribution.  If a Participant has a Termination of Employment and fails to submit a distribution request in accordance with a procedure established by the responsible Named Fiduciary by the last Payment Date permitted under this Article, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the “Default Valuation Date”) and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible.  If the Participant does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture.  If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture Account or by a contribution from the Employer of the affected Participant.

11.02      Deadline for Distribution

In addition to any other Plan requirements and unless the Participant elects otherwise, or cannot be located, the Payment Date of a Participant’s vested Accrued Benefit shall be not later than sixty (60) days after the latest of the close of the Plan Year in which: (i) the Participant attains the earlier of age sixty-five (65) or his or her Normal Retirement Date; (ii) occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation; or (iii) the Participant had a Termination of Employment.  However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than sixty (60) days after the earliest date on which such amount or location is ascertained.  In any case, the Payment Date of the Accrued Benefit of a Participant: (i) who is not an Employee; or (ii) who is an Employee and who is a 5-percent owner (as defined in Section 416 of the Code), shall not be later than April 1 following the calendar year in which the Participant attains age seventy and one-half (70½) and each December 31 thereafter and shall comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

11.03      Payment Form and Medium

(a)           General.  A Participant’s vested Accrued Benefit shall be paid in the form of:

(1)           a single sum,

(2)           periodic installments as selected by the Participant, not to exceed 15 years, or

(3)           periodic distributions of at least $500.00, each in an amount designated by the Participant but not to exceed two distributions per Plan Year.

Within each Account used for funding a distribution, amounts shall be taken by type of investment in direct proportion to the market value of the Participant’s interest in each Investment Fund at the Trade Date for which the distribution is made.

(b)           Medium of Payment.  Payments will generally be made in cash (generally by check); alternatively, if the Participant elects a single sum distribution, a single sum payment will be made, as directed by the Participant, in whole shares of Company Stock (to the extent his or her distribution is funded from the Company Stock Fund).

11.04      Small Amounts Paid Immediately

If a Participant incurs a Termination of Employment and the Participant’s vested Accrued Benefit is $1,000 or less, the Participant’s Accrued Benefit will be paid as a single sum as soon as administratively possible, pursuant to such procedures as may be established by the Administrator.

11.05      Payment Within Life Expectancy

The Participant’s payment election must be consistent with the requirement of Section 401(a)(9) of the Code that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary.

11.06      Continued Payment of Amounts in Payment Status on the Effective Date

Any person who became a Participant prior to the Effective Date only because he or she had an Accrued Benefit and who had commenced to receive payments prior to the Effective Date shall continue to receive such payments in the same form and payment schedule under this Plan.

11.07      TEFRA Transitional Rule

Notwithstanding any other provisions of this Plan, distribution on behalf of any Participant may be made in accordance with the following requirements (regardless of when such distribution commences):

(a)           The distribution must have been one provided for in the Plan.

(b)           The distribution by the Plan is one which would not have disqualified the Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”).

(c)           The distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(d)           Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(e)           The Participant had accrued a benefit under the Plan as of December 31, 1983.

(f)            The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant’s death, the Beneficiaries of the Participant listed in order of priority.

11.08      Direct Rollover

With respect to any payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with procedures established by the Administrator, provided the responsible Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.  If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

11.09      Delay

Notwithstanding any other provision of the Plan, a payment will not be considered to be made after the applicable Payment Date merely because actual payment is reasonably delayed for the calculation and/or distribution of the benefit amount, or to ascertain the location of the payee, if all payments due are actually made.

ARTICLE XII

Distribution of Accrued Benefits on Death

12.01      Payment to Beneficiary

On the death of a Participant prior to his or her Payment Date, his or her vested Accrued Benefit shall be paid to the Beneficiary or Beneficiaries designated by the Participant in accordance with the procedure established by the responsible Named Fiduciary.  Death of a Participant on or after his or her Payment Date shall result in payment to his or her Beneficiary of whatever death benefit is provided by the form of payment in effect on his or her Payment Date.

12.02      Beneficiary Designation

(a)           Each Participant may designate the Beneficiary who is to receive the Participant’s remaining Accrued Benefit at his or her death.  The Participant may change his or her designation of Beneficiary by filing a new designation with the Administrator.  Notwithstanding any designation to the contrary, the Participant’s Beneficiary will be the Participant’s surviving Spouse, unless such designation includes Spousal Consent.  In the absence of Spousal Consent, a Participant will be deemed to have designated his or her surviving Spouse as the Participant’s Beneficiary unless and to the extent that such designation is inconsistent with a QDRO.  If the Participant dies leaving no Spouse and either: (1) the Participant failed to file a valid Beneficiary designation, or (2) all persons designated as Beneficiary have predeceased the Participant, the Administrator will have the Trustee distribute such Participant’s Accrued Benefit in a single sum to his or her estate as soon as practicable following the Participant’s death.

(b)           Subject to the provisions of this Section, a Participant may designate a Beneficiary under the Plan at any time by making the designation in the form and manner and at the time determined by the Administrator.  No such designation will be effective until and unless it is received by the Administrator.

(c)           Subject to the provisions of this Section, a Participant may revoke a prior designation of a Beneficiary at any time by making the revocation in the form and manner and at the time determined by the Administrator.  No such revocation will be effective until and unless it is received by the Administrator.

(d)           Subject to the provisions of this Section, if a Participant designates his or her Spouse as the Participant’s Beneficiary, except to the extent required by applicable law, that designation will not be revoked or otherwise altered or affected by any:

(1)           change in the marital status of the Participant and such Spouse,

(2)           agreement between the Participant and such Spouse.

(e)           If a Participant designates his or her Spouse as the Participant’s Beneficiary, and the Administrator receives a QDRO with respect to the marriage, separation or divorce of the Participant and such Spouse, such Spouse will cease to be the Participant’s Beneficiary unless and until the Participant again designates his or her Spouse as the Participant’s Beneficiary in accordance with the provisions of this Section, except to the extent otherwise provided in the QDRO.

(f)            A Participant’s Beneficiary may not be changed following the Participant’s death, including, but not limited to, by a disclaimer otherwise valid under applicable law.

(g)           After a Participant’s death which occurs on or after the Effective Date, the Participant’s Beneficiary will have the rights and options otherwise available under the Plan to Participants.  For example, a Beneficiary will have the right to exchange an Account among the Investment Funds.

12.03      Benefit Election

(a)           Request for Distribution.  In the event of a Participant’s death prior to his or her Payment Date, a Beneficiary may elect to have the vested Accrued Benefit of a deceased Participant paid to him or her beginning upon any Settlement Date following the Participant’s date of death by submitting a completed distribution election in accordance with the procedure established by the responsible Named Fiduciary.  The election must be submitted to the responsible Named Fiduciary by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

(b)           Failure to Request Distribution.  In the event a Beneficiary fails to submit a timely distribution request, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the “Default Valuation Date”) and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible.  If the Beneficiary does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture.  If the Beneficiary subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture or by a Contribution from the Employer of the affected Beneficiary.

12.04      Payment Form

In the event of a Participant’s death after his or her Payment Date, payment shall be made in the form selected by the Participant.  Otherwise, a Beneficiary shall be limited to the same form and medium of payment to which the Participant was limited.  Payments will generally be made in cash (by check).  Alternatively, if the Beneficiary elects an in-kind distribution, a single sum payment will be made in a combination of cash and whole shares.

12.05      Required Commencement of Distribution

(a)           General Rules.  The provisions of this Section 12.05 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(1)           Precedence.  The requirements of this Section 12.05 will take precedence over any inconsistent provisions of the Plan.

(2)           Requirements of Treasury Regulations Incorporated.  All distributions required under this Section 12.05 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

(3)           TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this Section 12.05, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

(b)           Time and Manner of Distribution.

(1)           Required Beginning Date.  The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

(2)           Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)          If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, unless the Beneficiary makes an election pursuant to subsection (E) below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 ½, if later.

(B)           If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, unless the Beneficiary makes an election pursuant to subsection (E) below, the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C)           If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(D)          If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 12.05(b)(2), other than Section 12.05(b)(2)(A), will apply as if the surviving spouse were the Participant.

(E)           Notwithstanding the provisions of subsections (A) and (B) above, Beneficiaries may elect on an individual basis whether the life expectancy rule or the 5-year rule in subsections (A) or (B) above applies to distributions after the death of a Participant.  The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under subsections (A) or (B) above, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death.  If the Beneficiary does not make an election under this subsection (E), distributions will be made in accordance with subsections (A) or (B) above, whichever is applicable.

For purposes of this Section 12.05(b)(2) and Section 12.05(d), unless Section 12.05(b)(2)(D) applies, distributions are considered to begin on the Participant’s required beginning date.  If Section 12.05(b)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 12.05(b)(2)(A).

If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 12.05(b)(2)(A)), the date distributions are considered to begin is the date distributions actually commence.

(3)           Forms of Distribution.  Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 12.05 and 12.05(d).  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

(c)           Required Minimum Distributions During Participant’s Lifetime.

(1)           Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(A)          the quotient obtained by dividing the Participant’s Account balance by the distribution period in the Uniform Lifetime Table set forth in

Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(B)           if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(2)           Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death.  Required minimum distributions will be determined under this Section 12.05 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d)           Required Minimum Distributions After Participant’s Death.

(1)           Death On or After Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(i)            The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)           If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(iii)          If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(B)           No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)           Death Before Date Distributions Begin.

(A)          Participant Survived by Designated Beneficiary.  If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 12.05(d)(1).

(B)           No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(C)           Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.  If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 12.05(b)(2)(A), this Section 12.05(d)(2) will apply as if the surviving spouse were the Participant.

(e)           Definitions.

(1)           Designated beneficiary.  The individual who is designated as the beneficiary under Section 12.02 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(2)           Distribution calendar year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.  For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 12.05(b)(2).  The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date.  The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(3)           Life expectancy.  Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(4)           Participant’s Account balance.  The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(5)           Required beginning date.  The date specified in Section 11.02 of the Plan.

(f)            Special Rule.  A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

12.06      Direct Rollover

With respect to any cash payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with the procedure established by the responsible Named Fiduciary, provided the responsible Named Fiduciary receives written Notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment.  If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE XIII

Maximum Contributions

13.01      Limit on Pre-Tax Contributions

The aggregate elective deferrals (as defined in Section 402(g)(3) of the Code) made on behalf of each Participant under the Plan for any Plan Year will not exceed:

(a)           the Contribution Dollar Limit, reduced by:

(b)           the sum of any of the following amounts that were contributed on behalf of the Participant for the Plan Year under a plan, contract, or arrangement other than this Plan:

(1)           any employer contribution under a qualified cash or deferred arrangement (as defined in Section 401(k) of the Code) to the extent not includable in the Participant’s gross income for the taxable year under Section 402(e)(3) of the Code (determined without regard to Section 402(g) of the Code);

(2)           any employer contribution to the extent not includable in the Participant’s gross income for the taxable year under Section 402(h)(1)(B) of the Code (determined without regard to Section 402(g) of the Code);

(3)           any employer contribution to purchase an annuity contract under Section 403(b) of the Code under a salary reduction agreement (within the meaning of Section 3121(a)(5)(D) of the Code); and

(4)           any elective employer contribution under Section 408(p)(2)(A)(i) of the Code;

provided that no contribution described in this subsection (b) will be taken into account for the purpose of reducing the dollar limit in subsection (a), above, if the plan, contract, or arrangement is not maintained by a Commonly Controlled Entity unless the Participant has filed a notice with the Administrator not later than March 15 of the next Plan Year regarding such contribution.

13.02      Actual Deferral Percentage Test

(a)           The Plan will satisfy the actual deferral percentage test set forth in Section 401(k)(3) of the Code and Treasury Regulation Section 1.401(k)-1(b), the provisions of which (and any subsequent Internal Revenue Service guidance issued thereunder) are incorporated herein by reference, each as modified by subsection (b), below.  In accordance with Section 401(k)(3) of the Code and Treasury Regulation Section 1.401(k)-1(b), as modified by subsection (b), below, the actual deferral percentage for HCEs for any Plan Year will not exceed the greater of:

(1)           the actual deferral percentage for NHCEs for the current Plan Year multiplied by 1.25, or

(2)           the lesser of: (i) the actual deferral percentage for NHCEs for the current Plan Year multiplied by 2; and (ii) the actual deferral percentage for NHCEs for the current Plan Year plus 2%.

(b)           In performing the actual deferral percentage test described in subsection (a), above, the following special rules will apply:

(1)           the deferral percentages of Participants who are covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer will be disaggregated from the deferral percentages of other Participants and the provisions of this Section 13.2 will be applied separately with respect to each group.

(2)           Employees who have not become eligible to become Participants will be disregarded in applying this Section 13.2.

(3)           The Administrator may permissively aggregate the Plan with other plans to the extent permitted under Treasury Regulation Section 1.401(k)-1.

13.03      Actual Contribution Percentage Test

(a)           The Plan will satisfy the actual contribution percentage test set forth in Section 401(m)(2) of the Code and Treasury Regulation Section 1.401(m)-1(b), the provisions of which (and any subsequent Internal Revenue Service guidance issued thereunder) are incorporated herein by reference, each as modified by subsection (b), below.  In accordance with Section 401(m)(2) of the Code and Treasury Regulation Section 1.401(m)-1(b), as modified by subsection (b), below, the actual contribution percentage for HCEs for any Plan Year will not exceed the greater of:

(1)           the actual contribution percentage for NHCEs for the current Plan Year multiplied by 1.25, or

(2)           the lesser of: (i) the actual contribution percentage for NHCEs for the current Plan Year multiplied by 2; and (ii) the actual contribution percentage for NHCEs for the current Plan Year plus 2%.

(b)           In performing the actual contribution percentage test described in subsection (a), above, the following special rules will apply:

(1)           the limit imposed by the actual contribution percentage test will apply only to HCEs and NHCEs who are not covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Employer;

(2)           Employees who have not become eligible to become Participants will be disregarded in applying this Section 13.3.

(3)           The Administrator may permissively aggregate the Plan with other plans to the extent permitted under Treasury Regulation Section 1.401(m)-1.

13.04      Maximum Prohibition

(a)           In addition to any other limitation set forth in the Plan and notwithstanding any other provision of the Plan, in no event will the annual additions allocated to a Participant’s Account under the Plan, together with the aggregate annual additions allocated to the Participant’s accounts under all other defined contribution plans required to be aggregated with the Plan under the provisions of Section 415 of the Code, exceed the maximum amount permitted under Section 415 of the Code, the provisions of which are incorporated herein by reference.

(b)           If the limitations imposed by this Section 13.04 apply to a Participant who is entitled to annual additions under one or more tax-qualified plans with which the Plan is aggregated for purposes of Section 415 of the Code, the annual additions under the Plan and such other plan or plans will be reduced in the following order, to the extent necessary to prevent the Participant’s benefits and/or annual additions from exceeding the limitations imposed by this Section:

(1)           All other defined contribution plans in which the Participant participated and with which the Plan is aggregated for purposes of Section 415 of the Code, in an order based on the reverse chronology of the annual additions to the plans, beginning with the last annual addition and ending with the first annual addition; and

(2)           the Plan.

13.05      Imposition of Limitations

Notwithstanding anything contained in the Plan to the contrary, the Administrator may, in his or her sole discretion, limit the amount of a Participant’s Pre-Tax Contributions during a Plan Year to the extent that he or she determines that the imposition of such a limit is necessary or appropriate to ensure that the Plan will satisfy the requirements of this Article.  Any such limitation may be imposed on a Participant at any time and without advance notice to the Participant, and regardless of whether the Participant is covered by a collective bargaining agreement between employee representatives and an Employer.  The Administrator can impose limitations beyond those that are absolutely necessary to satisfy the requirements of this Article and may, in his or her sole discretion, impose more restrictive limitations that are designed to enable the Plan to satisfy those requirements by a reasonable margin.  Notwithstanding anything contained in the Plan to the contrary, in the event that the Contributions to be allocated to a Participant for a particular payroll period would cause the limitations of Section 13.04 to be exceeded with respect to a Participant, the Matching Contributions which otherwise would be made with respect to such Participant for such period will be first reduced or eliminated so that the limitations of Section 13.04 are not exceeded.

13.06      Return of Excess Annual Additions, Deferrals and Contributions

(a)           If a Participant’s Pre-Tax Contributions cause the annual additions allocated to a Participant’s Account to exceed the limit imposed by Section 13.04, such excess contributions (plus or minus any gains or losses thereon) will be returned to the Participant in the following order: (i) Pre-Tax Contributions for which no Matching Contributions were made; and (ii) Pre-Tax Contributions for which Matching Contributions were made.  Contributions returned pursuant to this subsection (a) will be disregarded in applying the limits imposed by Sections 13.01 through 13.03.

(b)           After any excess annual additions (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (a), above, if a Participant’s aggregate elective deferrals (as defined in Section 402(g)(3) of the Code) with respect to a Plan Year exceed the Contribution Dollar Limit, the following rules will apply to such excess (the Participant’s “excess deferrals”):

(1)           Not later than the first January 31 following the close of the Plan Year, the Participant may allocate to the Plan all or any portion of the Participant’s excess deferrals for the Plan Year (provided that the amount of the excess deferrals allocated to the Plan will not exceed the amount of the Participant’s Pre-Tax Contributions to the Plan for the Plan Year that have not been withdrawn or distributed) and will notify the Administrator of any amount allocated to the Plan.

(2)           If excess deferrals have been made to the Plan on behalf of a Participant for a Plan Year, the Participant will be deemed to have allocated such excess deferrals to the Plan pursuant to subsection (b)(1), above, and the Plan will distribute such excess deferrals pursuant to subsection (b)(3), below.

(3)           As soon as practicable, but in no event later than the first April 15th following the close of the Plan Year, the Plan will distribute to the Participant the amount allocated or deemed allocated to the Plan under subsection (b)(1) or (b)(2), above (plus or minus any gains or losses thereon).  The distribution described in this subsection (b)(3) will be made notwithstanding any other provision of the Plan.

(c)           After any excess annual additions (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (a), above, after any excess deferrals (plus or minus any gains or losses thereon) with respect to a Plan Year have been distributed as provided in subsection (b), above, and after any action pursuant to Section 13.05 with respect to the Plan Year has been taken, if the actual deferral percentage for a Plan Year beginning prior to January 1, 1999 of HCEs exceeds the limit imposed by Section 13.2, the following rules apply:

(1)           The amount of the excess contributions (determined in accordance with Section 401(k)(8)(B) of the Code and subparagraph (2), below), plus or minus any gains or losses thereon (including, in the discretion of the Administrator, gains or losses attributable to the “gap period” within the meaning of Treasury Regulation Section 1.401(k)-1(f)(4)), will be distributed to HCEs, beginning with the HCE with the highest dollar amount of Pre-Tax Contributions for the Plan Year in an amount required to cause that HCE’s Pre-Tax Contributions to equal the dollar amount of the Pre-Tax Contributions of the HCE with the next highest dollar amount of Pre-Tax Contributions (or in such lesser amount that is equal to the total amount of excess contributions). The process described in the preceding sentence will continue until the reduction equals the total excess contributions made to the Plan.

(2)           The distribution described in subparagraph (A), above, will be made as soon as practicable, but in no event later than the close of the Plan Year following the close of the Plan Year with respect to which the excess contributions were made.

(3)           The gains or losses on excess contributions will be determined by multiplying the total annual earnings (positive or negative) for the Plan Year in the Participant’s Pre-Tax Account by the following fraction:

(A)          The numerator of the fraction will be the amount of the excess contributions.

(B)           The denominator of the fraction will be the value of the Participant’s Pre-Tax Account as of the last day of the Plan Year (or at the end of the gap period, if elected by the Company), reduced by any positive earnings (or increased by any negative earnings) credited to the Participant’s Pre-Tax Account for the Plan Year (and for the gap period, if elected by the Company).

(C)           Notwithstanding the preceding provisions of this subparagraph , in the discretion of the Administrator, the gains and losses on excess contributions will be determined in accordance with any method permitted under the Code and the applicable Treasury Regulations.

(4)           The excess contributions to the Plan will be determined in accordance with Section 401(k)(8)(B) of the Code by performing the hypothetical calculation described in this subparagraph (2).  The actual deferral percentage of the HCE with the highest individual actual deferral percentage will be reduced to the extent necessary to cause his or her actual deferral percentage to equal the actual deferral percentage of the HCE with the second highest individual actual deferral percentage (or, if it would result in a lesser reduction, to the extent necessary to cause the Plan to satisfy the actual deferral percentage test under Section 13.02).  The excess contribution to the Plan is the amount by which the Pre-Tax Contributions of the HCE with the highest individual actual deferral percentage would have been reduced after the hypothetical reduction in actual deferral percentage described in the preceding sentence.  This process will continue until no excess contributions remain.

The distribution described in subparagraph (1), above, will be made notwithstanding any other provision of the Plan.  The amount distributed pursuant to subparagraph (1), above, for a Plan Year with respect to a Participant will be reduced by any excess deferral previously distributed from the Plan to such Participant for the Participant’s taxable year ending with or within such Plan Year.

(d)           If a Participant’s Pre-Tax Contributions (plus or minus any gains or losses thereon) are returned to him pursuant to the provisions of this Section 13.06, any Matching Contributions (plus or minus any gains or losses thereon) with respect to such returned Pre-Tax Contributions will be immediately forfeited.  Notwithstanding the preceding sentence, if a Participant’s Pre-Tax Contributions are treated as Catch-up Contributions, any Matching Contributions (plus or minus any gains or losses thereon) with respect to such Pre-Tax Contributions will (1) be forfeited if such Pre-Tax Contributions are treated as Catch-up Contributions because of the limit imposed by Section 13.04, or (2) not be forfeited if such Pre-Tax Contributions are treated as Catch-up Contributions because of the Contribution Dollar Limit.  Any such forfeitures will be applied to reduce the Company’s obligation to make Matching Contributions pursuant to Article IV.

(e)           After any excess deferrals (plus or minus any gains or losses thereon), and any excess contributions (plus or minus any gains or losses thereon), with respect to a Plan Year have been distributed and/or re-characterized, in accordance with subsections (a), (b), (c), and (d), above, and after any action pursuant to Section 13.05 with respect to the Plan Year has been taken, if the contribution percentage for a Plan Year beginning prior to January 1, 1999, of HCEs exceeds the actual contribution percentage limit imposed by Section 13.3, the following rules will apply:

(1)           The amount of the excess aggregate contributions for the Plan Year (determined in accordance with Section 401(m)(6)(B) of the Code and subparagraph (3), below), plus or minus any gains or losses thereon (including, in the discretion of the Company, gains or losses attributable to the “gap period” within the meaning of Treasury Regulation Section 1.401(m)-1(e)(3)), will be distributed (or, if forfeitable, will be forfeited) as soon as practicable and in any event before the close of the Plan Year following the close of the Plan Year with respect to which the excess aggregate contributions were made.

(2)           The gains or losses on excess aggregate contributions will be determined by multiplying the total annual earnings (positive or negative) for the Plan Year in the Participant’s Matching Account by the following fraction:

(A)          The numerator of the fraction will be the amount of the excess aggregate contributions.

(B)           The denominator of the fraction will be the value of the Participant’s Matching Account as of the last day of the Plan Year (or at the end of the gap period, if elected by the Company), reduced by any positive earnings (or increased by any negative earnings) credited to the Participant’s Matching Account for the Plan Year (and for the gap period, if elected by the Company).

Notwithstanding the preceding provisions of this subparagraph (B), in the discretion of the Administrator, the gains and losses on excess contributions will be determined in accordance with any method permitted under the Code and the applicable Treasury Regulations.

(3)           Any distribution in accordance with subparagraph (1), above, will be made to HCEs, beginning with the HCE with the highest dollar amount of Matching Contributions for the Plan Year in an amount required to cause that HCE’s Matching Contributions to equal the dollar amount of the Matching Contributions of the HCE with the next highest dollar amount of Matching Contributions (or in such lesser amount that is equal to the total amount of excess aggregate contributions).  This process will continue until the reduction equals the total excess aggregate contributions made to the Plan.  Such distributions will be made notwithstanding any other provision of the Plan.

(4)           The excess aggregate contributions to the Plan will be determined in accordance with Section 401(m)(6)(B) of the Code by performing the hypothetical calculation described in this subparagraph (3).  The actual contribution percentage of the HCE with the highest individual actual contribution percentage will be reduced to the extent necessary to cause his or her actual contribution percentage to equal the actual contribution percentage of the HCE with the second highest individual actual contribution percentage (or, if it would result in a lesser reduction, to the extent necessary to cause the Plan to satisfy the actual contribution percentage under Section 13.3).  The excess aggregate contribution to the Plan is the amount by which the Matching Contributions on behalf of the HCE with the highest individual actual contribution percentage would have been reduced after the hypothetical reduction in actual contribution percentage described in the preceding sentence.  This process will continue until no excess aggregate contributions remain.

The determination of the excess aggregate contributions under this subsection (e) for any Plan Year will be made after taking the measures called for by the preceding subsections of this Section 13.06.

13.07      Incorporation by Reference

Each incorporation by reference in this Article XIII of the provisions of Sections 401(k)(3), (m)(2), (m)(9) and 415 of the Code, and the specific underlying regulations thereunder, includes this incorporation by reference to any subsequent Internal Revenue Service guidance issued thereunder.

ARTICLE XIV

Custodial Arrangements

14.01      Custodial Agreement

The Senior Vice President may enter into one or more Custodial Agreements to provide for the holding, investment and payment of Plan assets, or direct by execution of an insurance contract that all or a specified portion of the Plan’s assets be held, invested and paid under such a contract.  All Custodial Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan.  Subject to the requirements of the Code and ERISA, the Senior Vice President may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

(a)           a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

(b)           a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

(c)           a “clearing agency” as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

14.02      Selection of Custodian

The Management Committee shall select, remove or replace the Custodian in accordance with the Custodial Agreement.  The subsequent resignation or removal of a Custodian and the approval of its accounts shall all be accomplished in the manner provided in the Custodial Agreement.

14.03      Custodian’s Duties

Except as provided in ERISA, the powers, duties and responsibilities of the Custodian shall be as stated in the Custodial Agreement, and unless expressly stated or delegated to the Custodian (with the Custodian’s acceptance), nothing contained in this Plan shall be deemed by implication to impose any additional powers, duties or responsibilities upon the Custodian.  All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust, except to the extent such amounts are paid to a Custodian other than the Trustee.  An Employer shall have no rights or claims of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply and pay such assets in its hands, in accordance with the directions of the Management Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as hereinafter provided.

14.04      Separate Entity

The Custodial Agreement under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets, and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

14.05      Plan Asset Valuation

As of each Valuation Date, the Unit Value of the Plan’s assets held or posted to an Investment Fund shall be determined by the Management Committee or the Custodian, as appropriate.

14.06      Right of Employers to Plan Assets

The Employers shall have no right or claim of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

(a)           if the Plan receives an adverse determination with respect to its initial qualification under Sections 401(a), 401(k) and 401(m) of the Code, Contributions conditioned upon the qualification of the Plan shall be returned to the appropriate Employer within one (1) year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer’s return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

(b)           if, and to the extent that, deduction for a Contribution under Section 404 of the Code is disallowed, Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one (1) year after the disallowance of the deduction;

(c)           if, and to the extent that, a Contribution is made through mistake of fact, such Contribution shall be returned to the appropriate Employer within one year of the payment of the Contribution; and

(d)           any amounts held suspended pursuant to the limitations of Section 415 of the Code shall be returned to the Employers upon termination of the Plan.

All Contributions made hereunder are conditioned upon the Plan being qualified under Sections 401(a) or 401(k) and 401(m) of the Code and a deduction being allowed for such contributions under Section 404 of the Code.  Pre-Tax and Post-Tax Contributions returned to an Employer pursuant to this Section shall be paid to the Participant for whom contributed as soon as administratively convenient.  If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts shall be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

ARTICLE XV

Administration and Investment Management

15.01      General

The Company, through the authority vested in the Board of Directors, has appointed the Management Resources and Compensation Committee of the Board of Directors to act on behalf of the whole Board of Directors of the Company, and the Board of Directors has appointed, by separate documentation, the Senior Vice President, and has enabled him or her to have the power and authority to act, to the extent delegated to such person, on behalf of the Company (and therefore all Employers), with respect to matters which relate to the Plan and Trust, but not on behalf of the Plan and Trust.  Furthermore, the Company has adopted the Plan and Trust, thereby:

(a)           appointing an Administrator and enabling it to have the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust, but not on behalf of the Company;

(b)           appointing a Management Committee, and enabling it to have the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust with respect to the management of the Plan’s assets, but not on behalf of the Company;

(c)           enabling the Senior Vice President acting in his/her capacity as an Officer of the Company to have the power and authority to act, to the extent provided in and the manner provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust; and

(d)           delegating to the Management Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”), acting on behalf of the full Board of Directors of the Company, the power and authority to act, to the extent provided in and the manner provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust.

15.02      Senior Vice President Authority to Act as Employer with Respect to the Plan and Trust

The Senior Vice President has the following authority and control and such other authority and control as shall be granted to it, from time to time, to act on behalf of the Company:

(a)           amend the Plan and/or Trust to the extent permitted and under the limitations described in 18.01(c).  This authority to amend the Plan is granted to the Senior Vice President in the following situations:

(1)           any change to the Plan or Trust required by a change in the law or regulations governing the Plan and Trust in order to maintain the continued tax exempt status of the Plan and Trust or to maintain compliance with applicable laws and regulations;

(2)           any changes which would serve to ease the administrative convenience of the Plan for the Administrator, provided that such amendment would not result in a substantial increase in the cost of the Plan to the Company or a substantial increase in the potential liability to the Company with respect to the Plan or the Trust; or

(3)           any amendment needed to facilitate the transition of employees following an acquisition or other corporate transaction in which it is necessary to designate which employee groups are eligible to participate in the Plan and/or any issues with respect to the granting of service credit for prior employment to the extent permitted in the Plan;

(b)           select, monitor and remove, as necessary, consultants, actuaries, underwriters, insurance companies, third party administrators, or other service providers, and to appoint and remove any such person as a Named Fiduciary, and determine and delegate to them their duties and responsibilities, either directly or by the adoption of Plan provisions which specify such duties and responsibilities (the provisions of the Plan documents will control in the case of a conflict);

(c)           appoint and consult with legal counsel, investment advisors, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

(d)           determine what expenses, if any, related to the operation and administration of the Plan and the investment of Plan assets, may be paid from Plan assets, subject to applicable law;

(e)           report to the CEO any Plan funding or investment policies of significance to the Company;

(f)            review with the CEO any proposals which would be submitted to the Board of Directors; and

(g)           take any other actions necessary or incidental to the performance of the above-stated powers and duties.

The Senior Vice President shall not be a Named Fiduciary whenever he or she acts on behalf of the Company.

15.03      Management Resources and Compensation Committee of the Board of Directors Authority to Act as Employer with Respect to the Plan and Trust.

The Compensation and Benefits Committee of the Board of Directors of the Company (the “Compensation Committee”), acting on behalf of the whole Board of Directors of the Company, has the following authority and control and such other authority and control as shall be granted to it, from time to time, to act on behalf of the Company:

(a)           amend or terminate the Plan and/or Trust, in part or completely to the extent permitted under the terms the Plan and the Trust;

(b)           establish such policies and make such other delegations or designations necessary or incidental to the Company’s sponsorship of the Plan or to facilitate administration of the Plan;

(c)           determine the funding policies of the Plan and related matters;

(d)           appoint the Plan Administrator to act within the duties and responsibilities set forth in Section 15.21; and

(e)           take any other actions necessary or incidental to the performance of the above-stated powers and duties.

The Compensation Committee shall not be a Named Fiduciary whenever it acts on behalf of the Company.

15.04      Management Committee and Administrator as Named Fiduciaries for the Plan.

(a)           The Management Committee, acting on behalf of the Plan or Trust and subject to subsection (b) hereof, shall be a Named Fiduciary with respect to the authority to manage and control the administration and operation of the Plan, including without limitation, the management and control with respect to the operation and administration of the Plan contained in an agreement with a Named Fiduciary but only to the extent it has been specifically designated in such agreement as being the responsibility of the Administrator, an Employer, the Company, or any employee, member or delegate of any of them.

(b)           Notwithstanding any other term or provision of the Plan, Trust, or an agreement with a Named Fiduciary, the Management Committee shall cease to be a Named Fiduciary with respect to some specified portion of the operation and administration of the Plan or Trust, to the extent that a Named Fiduciary is designated pursuant to the procedure in the Plan or Trust to severally have authority to manage and control such portion of the operation and administration of the Plan or Trust.

(c)           To the extent that administrative functions with respect to the Plan are delegated to the Administrator pursuant to Section 15.10 of the Plan (and pursuant to Sections 15.20 and 15.21, if a separate Plan Administrator apart from the Administrator is not delegated the responsibilities under Section 15.21), the Administrator shall be the Named Fiduciary with respect to those responsibilities under the Plan, and the

Management Committee shall cease to be a Named Fiduciary with respect to the responsibilities so delegated.

15.05      Management Committee as Named Fiduciary for the Trust

The Management Committee, acting on behalf of the Plan or Trust shall be a Named Fiduciary with respect to its authority to manage and control the Plan’s assets, but only to the extent not inconsistent with the Plan or Trust.

15.06      Actions

(a)           Any action by the Administrator on behalf of this Plan or Trust involving its authority to manage and control the operation and administration of the Plan or Trust shall be treated as an action of a Named Fiduciary under this Plan.

(b)           Any action by the Management Committee on behalf of this Plan or Trust involving its authority to manage and control the Plan’s assets shall be treated as an action of a Named Fiduciary under this Plan.

(c)           Where reference is made in this Plan (or where the Senior Vice President designates in writing) that its action is on behalf of the Company, the Senior Vice President shall be acting only on behalf of the Company and not as a Named Fiduciary.

(d)           The Compensation Committee, in exercising the duties it is delegated pursuant to Section 15.03 of the Plan, is acting on behalf of the Company and not as a Named Fiduciary.

(e)           Except as provided in Section 15.23, the Administrator or the Management Committee may, in writing delivered to the Trustee, empower a representative to act on its behalf and such person shall have the authority to act within the scope of such empowerment to the full extent the Administrator or the Management Committee could have acted.

15.07      Procedures for Designation of a Named Fiduciary

The Compensation Committee, acting on behalf of the Company, may from time to time, designate a person to be a Named Fiduciary with respect to management and control of the operation and administration of the Plan or the management and control of the Plan’s assets.  Such designation shall specify the person designated by name and either: (a) specify the management and control authority with respect to which the person will be a Named Fiduciary; or (b) incorporate by reference an agreement with such person to provide services to or on behalf of the Plan or Trust and use such agreement as a means for specifying the management and control authority with respect to which such person will be a Named Fiduciary.  No person who is designated as a Named Fiduciary hereunder must consent to such designation, nor shall it be necessary for the `Compensation Committee to seek such person’s acquiescence.  The authority to manage and control, which any person who is designated to be a Named Fiduciary hereunder may have, shall be several and not joint with the Administrator or the Management Committee, and shall result in the Administrator or the Management Committee no longer being a Named Fiduciary with respect to, nor having any longer, such authority to manage and control.  On and after the designation of a person as a Named Fiduciary, the Employer, the Compensation Committee, the Administrator, the Management Committee, and any other Named Fiduciary with respect to the Plan or Trust, shall have no liability for the acts (or failure to act) of any such Named Fiduciary except to the extent of its co-Fiduciary duty under ERISA.

15.08      Compensation

The Administrator and the Management Committee, acting on behalf of the Plan or Trust, shall serve without compensation for its services as such.

15.09      Discretionary Authority of each Named Fiduciary

Each Named Fiduciary on behalf of the Plan and Trust will enforce the Plan and Trust in accordance with their terms.  Each Named Fiduciary shall have full and complete authority, responsibility and control (unless an allocation has been made to another Named Fiduciary in which case such Named Fiduciary shall have such authority, responsibility and control) over that portion of the management, administration, and operation of the Plan or Trust allocated to such Named Fiduciary, including, but not limited to, the authority and discretion to do the following.  In the absence of a delegation pursuant to the terms of the Plan (including the delegation to the Administrator in Section 15.10 and the delegation to the Plan Administrator in Section 15.21), the Senior Vice President shall exercise this authority on behalf of the Plan and/or Trust:

(a)           formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan or Trust;

(b)           specify the basis upon which payments are to be made under the Plan and, as the final appeals Fiduciary under Section 503 of ERISA, to make a final determination, based upon the information known to the Named Fiduciary within the scope of its authority and control as a Named Fiduciary, based upon determinations made and such other information made available from an Employer plus such final determinations made by each other Named Fiduciary within the scope of its authority and control, as are determined to be relevant to the final appeals Fiduciary;

(c)           exercise such discretion as may be required to construe and apply the provisions of the Plan or Trust, subject only to the terms and conditions of the Plan or Trust;

(d)           interpret and construe the provisions of the Plan, to make regulations and settle disputes described above which are not inconsistent with the terms thereof;

(e)           settle or compromise any litigation against the Plan or a Fiduciary with respect to which the Plan has an indemnity obligation;

(f)            create a legal remedy to the Plan with respect to a Participant or Beneficiary, or to a Participant or Beneficiary, for any loss incurred (whether restitution or opportunity losses) by the Plan on behalf of such Participant or Beneficiary, or by such Participant or Beneficiary, due to a breach of Fiduciary duty to the Plan by a Named Fiduciary or other error (whether negligent or willful) which the Management Committee determines is a substantial contributing factor to such loss (or a portion of such loss); and

(g)           take all necessary and proper acts as are required for such Named Fiduciary to fulfill its duties and obligations under the Plan or Trust.

15.10      Responsibility and Powers of the Administrator Regarding Administration of the Plan

The Administrator shall have full and complete authority, responsibility and control (unless an allocation has been made to another Named Fiduciary in which case such Named Fiduciary shall have such authority, responsibility and control only if specifically provided) over that portion of the management, administration, and operation of the Plan or Trust allocated to the Administrator and the power to act on behalf of the Plan or Trust, including, but not limited to, the authority and discretion to:

(a)           appoint and compensate such specialists (including attorneys, actuaries and accountants) to aid it in the administration of the Plan, and arrange for such other services, as the Administrator considers necessary or appropriate in carrying out the provisions of the Plan;

(b)           appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Trust as the Administrator considers necessary or appropriate;

(c)           assure that the Plan does not violate any provisions of ERISA limiting the acquisition or holding of Company Stock;

(d)           act as the Fiduciary responsible for monitoring the confidentiality and independent Fiduciary requirements associated with Company Stock in order for the Plan to qualify as a Section 404 plan under Department of Labor Regulations; and

(e)           take all necessary and proper acts as are required for the Administrator to fulfill its duties and obligations under the Plan or Trust.

15.11      Allocations and Delegations of Responsibility

(a)           Delegations.  Each Named Fiduciary may designate persons (other than a Named Fiduciary) to carry out Fiduciary responsibilities (other than trustee responsibilities as described in Section 405(c)(3) of ERISA) it may have with respect to the Plan or Trust and make a change of delegated responsibilities.  Such delegation shall specify the delegated person by name and either: (a) specify the discretionary authority with respect to which the person will be a Fiduciary; or (b) incorporate by reference an agreement with such Named Fiduciary to provide services to the Plan or Trust on behalf of the delegating Named Fiduciary as a means of specifying the discretionary authority with respect to which such person will be a Fiduciary.  No person (other than an investment manager (as defined in Section 3(38) of ERISA) to whom Fiduciary responsibility has been delegated must consent to being a Fiduciary nor shall it be necessary for the Named Fiduciary to seek such person’s acquiescence; however, where such person has not contractually accepted the responsibility delegated, he or she must be given notification of the services to be performed and, in either case, will be deemed to have accepted such Fiduciary responsibility if he or she performs the services described for thirty (30) days or more without specific objection thereto.  The discretionary authority any person who is delegated Fiduciary responsibilities hereunder may have shall be several and not joint with the Named Fiduciary delegating and each other Named Fiduciaries.  A delegation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void; however, whether the delegating Named Fiduciary shall have joint liability for acts of such person shall be determined by applicable law.

(b)           Allocations.  The Compensation Committee, acting on behalf of the Company, may allocate Fiduciary responsibilities (other than trustee responsibilities described in Section 405(c)(3) of ERISA) among Named Fiduciaries when it designates a Named Fiduciary in the manner described in Section 15.07, or may reallocate Fiduciary responsibilities among existing Named Fiduciaries by action of the Compensation Committee in accordance with Sections 15.06 and 15.07; provided each such Named Fiduciary is given notice of the services, management and control authority allocated to it either by way of an amendment to the Plan, Trust or a contract with such person, or by way of correspondence from the Compensation Committee, whichever is applicable.  Each Named Fiduciary, by signing its contract or by accepting such amendment or correspondence and rendering the services requested without objection for thirty (30) days, shall be conclusively bound to have assumed such Fiduciary responsibility as a Named Fiduciary.  An allocation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void; however, such person may not be a Named Fiduciary with respect to the Plan and Trust.

(c)           Limit on Liability.  Fiduciary duties and responsibilities which have been allocated or delegated pursuant to the terms of the Plan or the Trust, are intended to limit the liability of the Company, the Compensation Committee, the Senior Vice President, the Administrator, the Management Committee, and each Named Fiduciary, as appropriate, in accordance with the provisions of Section 405 of ERISA..

15.12      Bonding

The Administrator, acting on behalf of the Plan and Trust, shall serve without bond (except as otherwise required by federal law).

15.13      Information to be Supplied by Employer

Each Employer shall supply to the Administrator, acting on behalf of the Plan and Trust, or a designated Named Fiduciary, within a reasonable time of its request, the names of all Employees, their age, their date of hire, the names and dates of all Employees who incurred a Termination of Employment during the Plan Year, Compensation and such other information in the Employer’s possession as the Administrator shall from time to time need in the discharge of its duties.  The Administrator and each Named Fiduciary may rely conclusively on the information certified to it by an Employer.

15.14      Information to be Supplied by Named Fiduciary

Whenever a term, definition, standard, protocol, policy, interpretation, rule, practice or procedure under an Administrative Services Agreement, or other basis for determining whether a Participant’s or Beneficiary’s accrued benefit, optional form of benefit, right or feature is required or used, the Named Fiduciary who has the authority to manage and control the administration and operation of the Plan with respect to such accrued benefit, optional form of payment, right or feature shall be solely responsible for establishing and maintaining such framework of definitions, standards, protocols, policies, interpretations, rules, practices and procedures under such Administrative Services Agreement and shall provide a copy thereof either: (1) to the Senior Vice President, upon its request, on behalf of the Company, (2) to the Compensation Committee, upon its request, on behalf of the Company, (3) to a Participant or Beneficiary but only to the extent required by law, or (4) to the extent required in any proceeding involving the Plan or any Named Fiduciary with respect to the Plan.

15.15      Misrepresentations

The Management Committee and the Administrator, acting on behalf of the Plan and Trust, may, but shall not be required to, rely upon any certificate, statement or other representation made to it by an Employee, Participant, other Named Fiduciary, or other individual with respect to any fact regarding any of the provisions of the Plan.  If relied upon, any such certificate, statement or other representation shall be conclusively binding upon such Employee, Participant, other Named Fiduciary, or other individual or personal representative thereof, heir, or assignee (but not upon the Management Committee or the Administrator), and any such person shall thereafter be stopped from disputing the truth of any such certificate, statement or other representation.

15.16      Records

The regularly kept records of the designated Named Fiduciary (or, where applicable, the Trustee) and any Employer shall be conclusive evidence of a person’s age, his or her status as an Eligible Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his or her age at any time prior to retirement, and such correction shall be made if within ninety (90) days after such request he or she furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Administrator.

15.17      Plan Expenses

All expenses of the Plan which have been approved by the Administrator, acting on behalf of the Plan and Trust, respectively, shall be paid by the Trust except to the extent paid by the Employers; and if paid by the Employers, such Employers may, if authorized by the Senior Vice President acting on behalf of the Company, seek reimbursement of such expenses from the Trust and the Trust shall reimburse the Employers.  If borne by the Employers, expenses of administering the Plan shall be borne by the Employers in such proportions as the Senior Vice President, acting on behalf of the Company, shall determine.

15.18      Fiduciary Capacity

Any person or group of persons may serve in more than one Fiduciary capacity with respect to the Plan.

15.19      Employer’s Agent

The Senior Vice President shall act as agent for the Company when acting on behalf of the Company and the Company shall act as agent for each Employer.

15.20      Plan Administrator

The Plan Administrator (within the meaning of Section 3(16)(A) of ERISA) shall be appointed by the Compensation Committee, acting on behalf of the Company, and may (but need not) be the Administrator; and in the absence of such appointment, the Administrator, acting on behalf of the Plan and Trust, shall be the Plan Administrator.

15.21      Plan Administrator Duties and Power

The Plan Administrator will have full and complete authority, responsibility and control over the management, administration and operation of the Plan with respect to the following:

(a)           satisfy all reporting and disclosure requirements applicable to the Plan, Trust or Plan Administrator under ERISA, the Code or other applicable law;

(b)           make appropriate determinations as to whether Rollover Contributions constitute such;

(c)           provide and deliver all written forms used by Participants and Beneficiaries, give notices required by law, and seek a favorable determination letter for the Plan and Trust;

(d)           withhold any amounts required by the Code to be withheld at the source and to transmit funds withheld and any and all necessary reports with respect to such withholding to the Internal Revenue Service;

(e)           where applicable, to provide each Participant or his or her Spouse with QJSA and SPAS information;

(f)            certify to the Trustee the amount and kind of benefits payable to or withdrawn from Participants and Beneficiaries and the date of payment, including withdrawals;

(g)           respond to a QDRO;

(h)           make available for inspection and to provide upon request at such charge as may be permitted and determined by it, documents and instruments required to be disclosed by ERISA;

(i)            make a determination of whether a Participant is suffering a deemed or demonstrated financial need and whether a withdrawal from this Plan is deemed or demonstrated necessary to satisfy such financial need; provided however, in making such determination, the Plan Administrator may rely, if reasonable to do so, upon representations made by such Participant in connection with his or her request for a withdrawal;

(j)            take such actions as are necessary to establish and maintain the Plan in full and timely compliance with any law or regulation having pertinence to this Plan;

(k)           perform whatever responsibilities are delegated to the Plan Administrator by the Administrator; and

15.22      Named Fiduciary Decisions Final

The decision of the Administrator, the Management Committee, or a Named Fiduciary in matters within its jurisdiction shall be final, binding, and conclusive upon the Employers and the Trustee and upon each Employee, Participant, Spouse, Beneficiary, and every other person or party interested or concerned.

15.23      No Agency

Each Named Fiduciary shall perform (or fail to perform) its responsibilities and duties or discretionary authority with respect to the Plan and Trust as an independent contractor and not as an agent of the Company, any Employer, the Senior Vice President, the Compensation Committee, the Administrator or the Management Committee.  No agency is intended to be created nor is the Administrator or the Management Committee empowered to create an agency relationship with a Named Fiduciary.

ARTICLE XVI

Claims Procedure

16.01      Claims Procedure

(a)           Definitions.  For purposes of this Section 16.01, the following words or phrases in quotes when capitalized will have the meaning set forth below:

(1)           “Adverse Benefit Determination” means a denial, reduction or the termination of, or a failure to provide or make payment (in whole or in part) with respect to a Claim for a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant’s or Beneficiary’s eligibility to participate in the Plan.

(2)           “Claim” means a request for a benefit or eligibility to participate in the Plan, made by a Claimant in accordance with the Plan’s procedures for filing Claims, as described in this Section 16.01.

(3)           “Claimant” is defined in Section 16.01(b)(2).

(4)           “Notice” or “Notification” means the delivery or furnishing of information to an individual in a manner that satisfies applicable Department of Labor regulations with respect to material required to be furnished or made available to an individual.

(5)           “Relevant Documents” include documents, records or other information with respect to a Claim that:

(A)          were relied upon by the Administrator in making the benefit determination;

(B)           were submitted to, considered by or generated for, the Administrator in the course of making the benefit determination, without regard to whether such documents, records or other information were relied upon by the Administrator in making the benefit determination;

(C)           demonstrate compliance with administrative processes and safeguards required in making the benefit determination; or

(D)          constitute a statement of policy or guidance with respect to the Plan concerning the denied benefit for the Participant’s circumstances, without regard to whether such advice was relied upon by the Administrator in making the benefit determination.

(b)           Procedure for Filing a Claim.  In order for a communication from a Claimant to constitute a valid Claim, it must satisfy the following paragraphs (1) and (2) of this paragraph (b).

(1)           Any Claim submitted by a Claimant must be in writing on the appropriate Claim form (or in such other manner acceptable to the Administrator) and delivered, along with any supporting comments, documents, records and other information, to the Administrator in person, or by mail postage paid, to the address for the Administrator provided in the Summary Plan Description.

(2)           Claims and appeals of denied Claims may be pursued by a Participant or an authorized representative of the Participant (each of whom will be referred to in this section as a “Claimant”).  However, the Administrator may establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a Participant.

(c)           Initial Claim Review.  The initial Claim review will be conducted by the Administrator, with or without the presence of the Claimant, as determined by the Administrator in its discretion.  The Administrator will consider the applicable terms and provisions of the Plan and amendments to the Plan, information and evidence that is presented by the Claimant and any other information it deems relevant.  In reviewing the Claim, the Administrator will also consider and be consistent with prior determinations of Claims from other Claimants who were similarly situated and which have been processed through the Plan’s claims and appeals procedures within the past 24 months.

(d)           Initial Benefit Determination.

(1)           The Administrator will notify the Claimant of the Administrator’s determination within a reasonable period of time, but in any event (except as described in paragraph (2) below) within 90 days after receipt of the Claim by the Administrator.

(2)           The Administrator may extend the period for making the benefit determination by 90 days if it determines that such an extension is necessary due to matters beyond the control of the Plan and if it notifies the Claimant, prior to the expiration of the initial-90 day period, of circumstances requiring the extension of time and the date by which the Administrator expects to render a decision.

(e)           Manner and Content of Notification of Adverse Benefit Determination.

(1)           The Administrator will provide a Claimant with written or electronic Notice of any Adverse Benefit Determination, in accordance with applicable Department of Labor regulations.

(2)           The Notification will set forth in a manner calculated to be understood by the Claimant:

(A)          The specific reason or reasons for the Adverse Benefit Determination;

(B)           Reference to the specific provision(s) of the Plan on which the determination is based;

(C)           Description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary; and

(D)          A description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination on review.

(f)            Procedure for Filing a Review of an Adverse Benefit Determination.

(1)           Any appeal of an Adverse Benefit Determination by a Claimant must be brought to the Administrator within 60 days after receipt of the Notice of the Adverse Benefit Determination.  Failure to appeal within such 60-day period will be deemed to be a failure to exhaust all administrative remedies under the Plan.  The appeal must be in writing utilizing the appropriate form provided by the Administrator (or in such other manner acceptable to the Administrator); provided, however, that if the Administrator does not provide the appropriate form, no particular form is required to be utilized by the Participant.  The appeal must be filed with the Administrator at the address listed in the Summary Plan Description.

(2)           A Claimant will have the opportunity to submit written comments, documents, records and other information relating to the Claim.

(g)           Review Procedures for Adverse Benefit Determinations.

(1)           The Administrator will provide a review that takes into account all comments, documents, records and other information submitted by the Claimant without regard to whether such information was submitted or considered in the initial benefit determination.

(2)           The Claimant will be provided, upon request and free of charge, reasonable access to and copies of all Relevant Documents.

(3)           The review procedure may not require more than two levels of appeals of an Adverse Benefit Determination.

(h)           Timing and Notification of Benefit Determination on Review.  The Administrator will notify the Claimant within a reasonable period of time, but in any event within 60 days after the Claimant’s request for review, unless the Administrator determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination.  If the Administrator determines that an extension is required, written Notice will be furnished to the Claimant prior to the end of the initial 60-day period indicating the special circumstances requiring an extension of time and the date by which the Administrator expects to render the determination on review, which in any event will be within 60 days from the end of the initial 60-day period.  If such an extension is necessary due to a failure of the Claimant to submit the information necessary to decide the Claim, the period in which the Administrator is required to make a decision will be tolled from the date on which the notification is sent to the Claimant until the Claimant adequately responds to the request for additional information.

(i)            Manner and Content of Notification of Benefit Determination on Review.

(1)           The Administrator will provide a written or electronic Notice of the Plan’s benefit determination on review, in accordance with applicable Department of Labor regulations.

(2)           The Notification will set forth:

(A)          The specific reason or reasons for the Adverse Benefit Determination;

(B)           Reference to the specific provision(s) of the Plan on which the determination is based;

(C)           A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all Relevant Documents; and

(D)          A statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination on review.

(j)            Collectively Bargained Benefits.

(A)          Where benefits are provided pursuant to a collective bargaining agreement and such collective bargaining agreement maintains or incorporates by specific reference: (i) provisions concerning the filing of a Claim for a benefit and the initial disposition of a Claim; and (ii) a grievance and arbitration procedure to which Adverse Benefit Determinations are subject, then Section 16.01 through and including Section 16.01(i) will not apply to such Claim.

(B)           Where benefits are provided pursuant to a collective bargaining agreement and such collective bargaining agreement maintains or incorporates by specific reference a grievance and arbitration procedure to which Adverse Benefit Determinations are subject, then Sections 16.01(f) through and including Section 16.01(i) will not apply to such Claim.

(k)           Statute of Limitations.  No cause of action may be brought by a Claimant who has received an Adverse Benefit Determination later than two years following the date of such Adverse Benefit Determination.

16.02      Notices to Participants, Etc.

Any notice, report or statement given, made, delivered or transmitted to a Participant or any other person entitled to or claiming benefits under the Plan will be deemed to have been duly given, made or transmitted when sent via messenger, delivery service, facsimile or mailed by first class mail with postage prepaid and addressed to the Participant or such person at the address last appearing on the records of the Administrator or the responsible Named Fiduciary, whichever is applicable.  A Participant or other person may record any change of his or her address from time to time by following the procedures established by the Administrator.

16.03      No Administrator

Any written direction, notice or other communication from Participants or any other person entitled to or claiming benefits under the Plan to the Administrator will be deemed to have been duly given, made or transmitted either when delivered to such location as will be specified upon the forms prescribed by the Administrator for the giving of such direction, notice or other communication or when otherwise received by the Administrator.

16.04      Administrator’s Discretion

Benefits under this Plan will be paid only if the Administrator decides, in his or her discretion, that the Claimant is entitled to them.

ARTICLE XVII

Adoption and Withdrawal from Plan

17.01      Procedure for Adoption

Any Commonly Controlled Entity may adopt the Plan for the benefit of its Eligible Employees by resolution of such Commonly Controlled Entity’s board of directors and by completing (or the Senior Vice President completing pursuant to its authority to amend this Plan) one or more Appendices with respect to such Employees, which adoption shall be effective as of the date specified in the board resolution.  No such adoption shall be effective until such adoption and any Appendix to be used in connection therewith has been approved by the Senior Vice President.

17.02      Procedure for Withdrawal

Any Employer (other than the Company) may, by resolution of the board of directors of such Employer, with the consent of the Senior Vice President and subject to such conditions as may be imposed by the Senior Vice President (or the Senior Vice President acting on behalf of the Company pursuant to its authority to amend this Plan), terminate its adoption of the Plan.  Notwithstanding the foregoing, an Employer will be deemed to have terminated its adoption of the Plan when it ceases to be a Commonly Controlled Entity.

ARTICLE XVIII

Amendment, Termination and Merger

18.01      Amendments

(a)           Power to Amend.  The Company, by action of its Board of Directors on behalf of all Employers, the Management Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) on behalf of the Board of Directors, the Senior Vice President as provided in Subsection (c) below, or the Administrator as provided in Subsection (d) below, may amend, modify, change, revise or discontinue this Plan or any Appendix, in whole or in part, or with respect to all persons or a designated group of persons, by amendment at any time; provided, however, that no amendment shall:

(1)           increase the duties or liabilities of the Custodian, the Administrator or the Management Committee without its written consent;

(2)           have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Custodial Agreement;

(3)           authorize or permit at any time any part of the corpus or income of the Plan’s assets to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries;

(4)           except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

(5)           permit an Employee to be paid the balance of his or her Pre-Tax Account unless the payment would otherwise be permitted under Section 401(k) of the Code; and

(6)           have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees’ trusts, or any official regulations or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any such person.

(b)           Restriction on Amendment.  No amendment to the Plan shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment.  Further, if the vesting schedule of the plan is amended, each Participant with at least three (3) years of service for vesting with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment.  The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

(1)           sixty (60) days after the amendment is adopted;

(2)           sixty (60) days after the amendment becomes effective; or

(3)           sixty (60) days after the Participant is issued written notice of the amendment by the Employer, the Senior Vice President or the Administrator.

The preceding language concerning an amendment to the Plan’s vesting schedule shall also apply when a Plan with a different vesting schedule is merged into this Plan.  In addition to the foregoing, the Plan shall not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment.  The foregoing limitations do not apply to benefit accrual occurring after the date of the amendment.

(c)           The Senior Vice President.  The Senior Vice President, acting on behalf of the Company, may amend, modify, change or revise the Plan or any Appendix, in whole or in part, or with respect to all persons or a designated group of persons; provided, however: (i) no such action may be taken if it could not have been adopted under this Section by the Board of Directors; (ii) no such action may be taken if it causes a change in the level or type of contributions to be made to the Plan or otherwise materially increase the duties and obligations of any or all Employers with respect to the Plans; and (iii) no such action may amend Articles XV and XVIII.

(d)           The Administrator.  The Administrator, acting on behalf of the Plan, may amend, modify, change or revise the Plan or any Appendix, in whole or in part, provided, however, such amendment may only: (1) implement other amendments either adopted by the Senior Vice President on behalf of the Company or pursuant to subparagraph (a) hereof, and, further, the Administrator will have no discretionary authority when causing such implementing amendments to be drafted and adopted, except where required by law; (2) be drafted and adopted to cause the Plan to be tax-exempt under the Code; or (3) be drafted and adopted to comply with other applicable law.  All expenses incurred in connection with the preparation and adoption of amendments by the Administrator will be charged to the Plan and Trust.

18.02      Plan Termination

It is the expectation of the Company that it will continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer.  The right is reserved by the Company to terminate the Plan at any time, and the right is reserved by the Company by action of its Board of Directors or the Compensation Committee.  The Senior Vice President, acting on behalf of the Company, has the authority pursuant to its power to amend the Plan at any time to reduce, suspend or discontinue its or any other Employer’s Contributions hereunder

(but not to terminate the Plan or Trust); provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of said year shall not after the end of said year be retroactively reduced, suspended or discontinued, except as may be permitted by law.  Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant’s Accrued Benefit shall be fully vested.  Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts shall be applied as forfeitures and any unallocated amounts shall be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan Year).  Upon a partial termination of the Plan, the Accrued Benefit of each affected Participant shall be fully vested.  In the event of termination of the Plan, the Administrator shall direct the Custodian to distribute to each Participant the entire amount of his or her Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan’s qualified status under Sections 401(a), (k) and (m) of the Code, as if all Participants who are Employees had incurred a Termination of Employment on the Plan’s termination date.  Should a Participant or a Beneficiary not elect immediate payment of a nonforfeitable Accrued Benefit in excess of one thousand dollars ($1,000), the Administrator shall direct the Custodian to continue the Plan and Custodial Agreement for the sole purpose of paying to such Participant his or her Accrued Benefit or death benefit, respectively, unless, in the opinion of the Administrator, to make immediate single sum payments to such Participant or Beneficiary would not adversely affect the tax qualified status of the Plan upon termination and would not impose additional liability upon any Employer or the Custodian.

18.03      Plan Merger

(a)           General.  The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he or she would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated).  Pursuant to Section 15.02(a)(3) of the Plan, the Senior Vice President shall amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.

(b)           Hussmann.  Effective January 1, 1998, or, if later, the date a Participant becomes a Hussmann Participant, the assets and liabilities for each Hussmann Participant shall be transferred to the Hussmann Plan based upon the Unit Value thereof as of the close of the last Business Day in 1997, or, if later, the Business Day immediately preceding the date a Participant becomes a Hussmann Participant.

(c)           Midas.  Effective January 1, 1998, or, if later, the date a Participant becomes a Midas Participant, the assets and liabilities for each Midas Participant shall be transferred to the Midas Plan based upon the Unit Value thereof as of the close of the last Business Day in 1997, or, if later, the Business Day immediately preceding the date a Participant becomes a Midas Participant.

(d)           Pepsi-Cola General Bottlers of Princeton, Inc. (“Princetonco”).  Effective upon the transfer of Princetonco to White Co., Inc., a subsidiary of The Pepsi Bottling Group, Inc., Princetonco shall cease to be an Employer for purposes of the Plan, as follows:

(1)           All benefit accruals with respect to each employee of Princetonco who is a Participant shall cease.

(2)           Notwithstanding any term or provision of the Plan to the contrary: (A) the transfer of Princetonco to White Co., Inc. shall not result in a Termination of Employment for an Employee of Princetonco, nor shall it constitute an event resulting in a distribution from the Plan; and (B) a Termination of Employment shall be deemed to occur when such individual ceases to be an employee of The Pepsi Bottling Group, Inc. and its commonly controlled entities (within the meaning of Section 414(b) of the Code).

(3)           Pursuant to the terms of the Whitman Transfers Employee Benefits Agreement between Whitman Corporation and White Co., Inc. dated as of March 19, 1999 (the “Agreement”), the Accrued Benefit of each “Transferred Individual” (as defined in the Agreement) shall be transferred, as provided in such Agreement, to the “PepsiCo Savings Plan” (as defined in the Agreement) and assets equal to such Accrued Benefit as of the same date (“Transfer Date”) shall be transferred in cash from the Whitman Corporation Defined Contribution Master Trust to the related trust for such PepsiCo Savings Plan; provided, however, if a Participant has outstanding a promissory note payable to the Plan, such note shall be substituted for cash in an amount equal to principal and accrued interest on such Transfer Date.

(4)           Notwithstanding any term or provision of the Plan to the contrary, prior to the Transfer Date, each Transferred Individual (or their Alternate Payees pursuant to a QDRO) shall be treated as an Employee for purposes of: (A) eligibility for, or repayment of, a loan described in Article IX; or (B) making a withdrawal from the Plan described in Article X.

(e)           Pepsi-Cola General Bottlers of Virginia, Inc. (“Marionco”).  Effective upon the transfer of Marionco to White Co., Inc., a subsidiary of The Pepsi Bottling Group, Inc., Marionco shall cease to be an Employer for purposes of the Plan, as follows:

(1)           All benefit accruals with respect to each employee of Marionco who is a Participant shall cease.

(2)           Notwithstanding any term or provision of the Plan to the contrary: (A) the transfer of Marionco to White Co., Inc. shall not result in a Termination of Employment for an Employee of Marionco, nor shall it constitute an event resulting in a distribution from the Plan; and (B) a Termination of Employment shall be deemed to occur when such individual ceases to be an employee of The Pepsi Bottling Group, Inc. and its commonly controlled entities (within the meaning of Section 414(b) of the Code).

(3)           Pursuant to the terms of the Whitman Transfers Employee Benefits Agreement between Whitman Corporation and White Co., Inc. dated as of March 19, 1999 (the “Agreement”), the Accrued Benefit of each “Transferred Individual” (as defined in the Agreement) shall be transferred, as provided in such Agreement, to the “PepsiCo Savings Plan” (as defined in the Agreement) and assets equal to such Accrued Benefit as of the same date (“Transfer Date”) shall be transferred in cash from the Whitman Corporation Defined Contribution Master Trust to the related trust for such PepsiCo Savings Plan; provided, however, if a Participant has outstanding a promissory note payable to the Plan, such note shall be substituted for cash in an amount equal to principal and accrued interest on such Transfer Date.

(4)           Notwithstanding any term or provision of the Plan to the contrary, prior to the Transfer Date, each Transferred Individual (or their Alternate Payees pursuant to a QDRO) shall be treated as an Employee for purposes of: (A) eligibility for, or repayment of, a loan described in Article IX; or (B) making a withdrawal from the Plan described in Article X.

(f)            Delta Beverage Group, Inc. Retirement Plan.  Effective as of July 1, 2001, the assets and liabilities representing the accrued benefits of an Employee or former Employee who is a Participant in the Delta Beverage Group, Inc. Retirement Plan (the “Delta Plan”) immediately prior to July 1, 2001 and who, on and after July 1, 2001 will not be eligible to participate in the Delta Plan (or, if a former Employee, would not be eligible to participate in the Delta Plan if such person were an Employee) because such individual will not be an Eligible Employee, shall be transferred to the Plan.

(g)           PepsiAmericas, Inc. Employees Retirement Plan.  Effective as of October 1, 2001, the assets and liabilities representing the accrued benefits of an Employee or former Employee who is a Participant in the PepsiAmericas, Inc. Employees Retirement Plan (the “Dakota Plan”) immediately prior to October 1, 2001 and who, on and after October 1, 2001 will not be eligible to participate in the Dakota Plan (or, if a former Employee, would not be eligible to participate in the Dakota Plan if such person were an Employee) because such individual will not be an Eligible Employee, shall be transferred to the Plan.

ARTICLE XIX

Special Top-Heavy Rules

19.01      Application of Article XIX

This Article XIX will apply only if the Plan is Top-Heavy, as defined below.  If, as of any Top-Heavy Determination Date, as defined below, the Plan is Top-Heavy, the provisions of Section 19.4 will take effect as of the first day of the Plan Year next following the Top-Heavy Determination Date and will continue to be in effect until the first day of any subsequent Plan Year following a Top-Heavy Determination Date as of which it is determined that the Plan is no longer Top-Heavy.

19.02      Definitions Concerning Top-Heavy Status

In addition to the definitions set forth in Article I, the following definitions will apply for purposes of this Article XIX, and will be interpreted in accordance with the provisions of Section 416 of the Code:

(a)           Aggregation Group - a group of Company Plans consisting of each Company Plan in the Required Aggregation Group and each other Company Plan selected by the Company for inclusion in the Aggregation Group that would not, by its inclusion, prevent the group of Company Plans included in the Aggregation Group from continuing to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(b)           Annual Compensation - compensation for a calendar year within the meaning of Treasury Regulation Section 1.415-2(d)(11)(ii) to the extent that such compensation does not exceed the annual compensation limit in effect for the calendar year under Section 401(a)(17) of the Code.

(c)           Company Plan - any plan of any Commonly Controlled Entity that is, or that has been determined by the Internal Revenue Service to be, qualified under Section 401(a) or 403(a) of the Code.

(d)           Key Employee - any employee of any Commonly Controlled Entity who satisfies the criteria set forth in Section 416(i)(1) of the Code.

(e)           Required Aggregation Group - one or more Company Plans comprising each Company Plan in which a Key Employee is a participant and each Company Plan that enables any Company Plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or 410 of the Code.

(f)            Top-Heavy - the Plan is included in an Aggregation Group under which, as of the Top-Heavy Determination Date, the sum of the actuarial present value of the cumulative accrued benefits for Key Employees under all defined benefit plans in the Aggregation Group and the aggregate of the accounts of Key Employees under all defined contribution plans in the Aggregation Group exceeds sixty percent (60%) of the analogous sum determined for all employees.  The determination of whether the Plan is Top-Heavy will be made in accordance with Section 416(g)(2)(B) of the Code.

(g)           Top-Heavy Determination Date - the December 31 immediately preceding the Plan Year for which the determination is made.

(h)           Top-Heavy Ratio - the percentage calculated in accordance with subparagraph (f), above, and Section 416(g)(2) of the Code.

(i)            Top-Heavy Year - a Plan Year for which the Plan is Top-Heavy.

19.03      Calculation of Top-Heavy Ratio

The Top-Heavy Ratio with respect to any Plan Year will be determined in accordance with the following rules:

(a)           Determination of Accrued Benefits.  The accrued benefit of any current Participant will be calculated, as of the most recent valuation date that is within a 12-month period ending on the Top-Heavy Determination Date, as if the Participant had voluntarily terminated employment as of such valuation date.  Such valuation date will be the same valuation date used for computing Plan costs for purposes of the minimum funding provisions of Section 412 of the Code.  Unless, as of the valuation date, the Plan provides for a nonproportional subsidy, the actuarial present value of the accrued benefit will reflect a retirement income commencing at age 65 (or attained age, if later).  If, as of the valuation date, the Plan provides for a nonproportional subsidy, the benefit will be assumed to commence at the age at which the benefit is most valuable.  The present values of accrued benefits and the amounts of account balances of an employee as of the Top-Heavy Determination Date will be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the Top-Heavy Determination Date.  The preceding sentence will also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than severance from service, death, or disability, this provision will be applied by substituting “5-year period” for “1-year period”.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date will not be taken into account.  The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

(b)           Aggregation.  The Plan will be aggregated with all Company Plans included in the Aggregation Group.

19.04      Effect of Top-Heavy Status

(a)           Minimum Contribution.  Notwithstanding Article IV, as of the last day of each Top-Heavy Year, the Employer will make, for each Participant: (i) the contributions it otherwise would have made under the Plan for such Top-Heavy Year; or, if greater, (ii) contributions for such Top-Heavy Year that, when added to the contributions made by the Employer for such Participant (and any forfeitures allocated to his or her Accounts) for such Top-Heavy Year under all other defined contribution plans of any Commonly Controlled Entity, aggregate three percent (3%) of his or her Annual Compensation; provided, that the Plan will meet the requirements of this subsection (a) without taking into account Pre-Tax Contributions or other employer contributions attributable to a salary reduction or similar arrangements. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan.  The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan.  Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code, with respect to Employees other than Key Employees.

(b)           Inapplicability to Union Employees.  The preceding provisions of this Section 19.4 will not apply with respect to any employee included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer.

19.05      Effect of Discontinuance of Top-Heavy Status

If, for any Plan Year after a Top-Heavy Year, the Plan is no longer Top-Heavy, the provisions of Section 19.4 will not apply with respect to such Plan Year.

19.06      Intent of Article XIX

This Article XIX is intended to satisfy the requirements imposed by Section 416 of the Code and will be construed in a manner that will effectuate this intent.  This Article XIX will not be construed in a manner that would impose requirements on the Plan that are more stringent than those imposed by Section 416 of the Code.

ARTICLE XX

Miscellaneous Provisions

20.01      Assignment and Alienation

As provided by Section 401(a)(13) of the Code and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

(a)           to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

(b)           to use a Participant’s vested Account balance as security for a loan from the Plan which is permitted pursuant to Section 4975 of the Code.

20.02      Protected Benefits

All benefits which are protected by the terms of Section 411(d)(6) of the Code and Section 204(g) of ERISA which cannot be eliminated without adversely affecting the qualified status of the Plan on and after the Effective Date, shall be provided under this Plan to Participants for whom such benefits are protected.  The Administrator shall cause such benefits to be determined and the terms and provisions of the Plan immediately prior to the Effective Date are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected.  Otherwise, they shall operate within the terms and provisions of this Plan, as determined by the Administrator.

20.03      Plan Does Not Affect Employment Rights

The Plan does not provide any employment rights to any Employee.  The Employer expressly reserves the right to discharge an Employee at any time, with or without cause, without regard to the effect such discharge would have upon the Employee’s interest in the Plan.

20.04      Deduction of Taxes from Amounts Payable

The Custodian shall deduct from the amount to be distributed such amount as the Custodian, in its sole discretion, deems proper to protect the Custodian and the Plan’s assets held under the Custodial Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Custodian may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant’s estate, as the case may be.

20.05      Facility of Payment

If a Participant or Beneficiary is declared an incompetent or is a minor and a conservator, guardian, or other person legally charged with his or her care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care.  The decision of the Administrator in such matters shall be final, binding, and conclusive upon the Employer and the Custodian and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned.  An Employer, the Custodian and the Administrator shall not be under any duty to see to the proper application of such payments.

20.06      Source of Benefits

All benefits payable under the Plan shall be paid or provided for solely from the Plan’s assets held under the Custodial Agreement and the Employers assume no liability or responsibility therefor.

20.07      Indemnification

To the extent permitted by law, each Employer shall indemnify and hold harmless each member (and former member) of the Board of Directors, the Senior Vice President, the Administrator (and each former Administrator), the Management Committee (and each former member of the Management Committee), and each officer and employee (and each former officer and employee) of an Employer to whom are (or were) delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the Plan) by reason of his or her service under the Plan if he or she did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises.  This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by an Employer under any by-law, agreement, or otherwise, to the extent permitted by law.  Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employer and shall not be made directly or indirectly from the assets of the Plan.

20.08      Reduction for Overpayment

The Administrator shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make two reasonable attempts to collect such overpayment from the person.

20.09      Limitation on Liability

No Employer nor any agent or representative of any Employer who is an employee, officer, or director of an Employer in any manner guarantees the assets of the Plan against loss or depreciation, and to the extent not prohibited by federal law, none of them shall be liable (except for his or her own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan.  No Employer shall be responsible for any act or failure to act of any Custodian appointed to administer the assets of the Plan.

20.10      Company Merger

In the event any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Custodian its election so to do.

20.11      Employees’ Trust

The Plan and Custodial Agreement are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan, and the Plan and Custodial Agreement shall be interpreted in a manner consistent with their being, respectively, a Plan described in Sections 401(a), 401(k) and 401(m) of the Code and Custodial Agreements exempt under Section 501(a) of the Code.  At no time shall the assets of the Plan be diverted from the above purpose.

20.12      Gender and Number

Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

20.13      Invalidity of Certain Provisions

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

20.14      Headings

The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

20.15      Uniform and Nondiscriminatory Treatment

Any discretion exercisable hereunder by an Employer, the Senior Vice President, the Administrator, or the Management Committee shall be exercised in a uniform and nondiscriminatory manner.

20.16      Notice and Information Requirements

Except as otherwise provided in this Plan or in the Custodial Agreement or as otherwise required by law, the Employer shall have no duty or obligation to affirmatively disclose to any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer’s purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

20.17      Military Service

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

20.18      Law Governing

The Plan shall be construed and enforced according to the laws of the state in which the Trust is located, to the extent not preempted by ERISA.

Executed this 22nd day of December, 2005.

PepsiAmericas, Inc.

By:	/s/ Anne D. Sample
Title:	Senior Vice President, Human Resources

APPENDIX 1.54

INVESTMENT FUNDS

Investment Funds

The Investment Funds offered to Participants and Beneficiaries as of January 1, 2003, based upon share accounting, are:

Tier 1

Lifestyle Investment Options:

Fidelity Freedom Income Fund

Fidelity Freedom 2000 Fund

Fidelity Freedom 2010 Fund

Fidelity Freedom 2020 Fund

Fidelity Freedom 2030 Fund

Fidelity Freedom 2040 Fund

Tier 2

Core Investment Options:

Invesco Institutional (PRIMCO) Stable Value Fund

Barclays US Debt Index Fund

PRIMCO Total Return Fund

Fidelity Dividend Growth Fund

SsgA S& P 500 Index Fund

Barclays Extended Market Index Fund

Wellington Trust Mid-Cap Opportunities Portfolio

Fidelity Small Company Commingles Pool

Fidelity Diversifies International Fund

PepsiAmericas, Inc. Stock Fund

Tier 3

Mutual Fund Window

A variety of mutual funds with a more narrowly defined focus and investment objective.

Tier 4

Self Directed Brokerage

Fidelity BrokerageLink, a retail-type brokerage account offering Participants the option of investing in an even wider range of vehicles, including individual stocks, bonds, CDs, mutual funds and more.

Tier 5

Company Stock

Default

If a Participant hired prior to January 1, 2006 does not make an Investment Election, the Participant’s Election will be deemed to be 100% in the Invesco Institutional (PRIMCO) Stable Value Fund.  For a Participant hired on or after January 1, 2006, who does not make an Investment Election, such Participant’s Election will be deemed to be 100% in the Lifestyle Investment Option for the retirement year closest to the year in which such Participant shall attain Normal Retirement Age.

APPENDIX 2.01(f)

CIC PARTICIPATION

Effective January 10, 2005, Employees who were participants in the 40(k) plan sponsored by Central Investment Corporation (“CIC”) shall become Participants in the Plan, subject to the provisions in this Appendix 2.01(f).  Notwithstanding any provision in the Plan to the contrary, the non-union employees of CIC (“CIC Employees”) shall participate in the Plan subject to all the terms and conditions of the Plan, except as provided below:

(a)           CIC Employees who are regular, full-time Employees or regular part-time non-union Employees scheduled to work thirty (30) or more Hours of Service per week will become a Participant in the Plan on the day he or she has completed twelve (12) consecutive months of service with the Employer, in lieu of the requirement provided in Section 2.01(a)(2) of the Plan.

(b)           CIC Employees shall not be eligible for Formula Based Contributions, as provided in Section 4.03 of the Plan.

(c)           CIC Employees who are compensated on a salaried basis shall cease participation in the Plan on December 31, 2005.

(d)           CIC Employees shall be subject to the following vesting schedule on Matching Accounts, in lieu of the schedule provided in Section 8.03(a) of the Plan:

Years of Vesting Service	Nonforfeitable Percentage

Less than 3 years	0%
3 years or more	100%

CIC Employees who continue to participate in the Plan after December 31, 2005 shall participate in the Plan without regard to this Appendix, and the provisions of the Plan shall apply.

APPENDIX 17.1

ADOPTION AGREEMENTS

This Appendix 17.1 contains several adoption agreements each of which specify, with respect to the employees identified in each, the applicable terms of the Plan for a designated period of time.

PepsiAmericas, Inc. Adoption Agreements for

Hourly Retirement Savings Plan

1-1-01 Restatement

Beloit, Wisconsin (579)

Bowling Green, Kentucky (783)

Carroll, Iowa (271)

Carroll, Iowa (440)

Chicago, Illinois (134)

Cincinnati, Ohio (1199)

Danville, Illinois (134)

Des Moines & Marshalltown, Iowa (90)

Evansville, Indiana (215)

Fort Dodge, Iowa (6)

Fort Wayne Bottlers (414)

Gurnee, Illinois (301)

Kankakee, Illinois (744)

Kansas City & Olathe, Kansas (838)

Kenosha, Wisconsin (43)

Lima, Ohio (908)

Louisville, Kentucky (783)

Milwaukee, Wisconsin (344)

Morton (formerly Peoria), Illinois (627)

Munster, Indiana (142)

New Philadelphia, Ohio (92)

Sedalia, Missouri (534)

South Bend, Indiana (364)

St. Joseph, Missouri (125)

Waterloo, Iowa (431)

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS, INC.
UNION HOURLY EMPLOYEES
BELOIT, WISCONSIN

This adoption agreement is effective as of March 23, 2005 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Beloit, Wisconsin facility.

(b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #579.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS, INC.
UNION HOURLY EMPLOYEES
BOWLING GREEN, KENTUCKY

Represented by Union Local 783

This adoption agreement is effective as of October 4, 2004 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Bowling Green, Kentucky facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters Local No. 783, affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF IOWA, INC.
UNION HOURLY EMPLOYEES
CARROLL, IOWA

Local 271

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Carroll, Iowa facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means United Food and Commercial Workers Local 271.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Iowa, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 50%
(whole integer percentages only)

Dollar amount $2

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: 2% of compensation.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

2.                                       Vesting Service.

Effective January 1, 1997, each Eligible Employee who is a Participant on January 1, 1997, will have recognized as Vesting Service by this Plan the greater of (1) all service recognized by the Merged Plan as of January 1, 1997, or (2) the Vesting Service otherwise recognized by this Plan without this provision.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF IOWA, INC.

UNION HOURLY EMPLOYEES

CARROLL, IOWA

This adoption agreement is effective as of November 7, 2004 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Carroll, Iowa facility.

(b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means United Food & Commercial Workers, Local Union #440.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Iowa, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

☐ (a) Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

2

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: 2% of the Participant’s Compensation, excluding prizes and awards

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

3

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF ILLINOIS, INC.
UNION HOURLY EMPLOYEES
CHICAGO, ILLINOIS

Represented by Union Local No. 134

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Chicago, Illinois facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means the International Brotherhood of Electrical Workers Local Union #134.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

CINCINNATI, OHIO

Represented by Union Local No. 1199

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Cincinnati, Ohio or Erlanger, Kentucky facilities.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters Local 1199 International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America (Production and Maintenance Employees, including Unloaders and Loaders of Route and Transport Trucks) and Local 1199, Soft Drink Drivers & Helpers, Vending Drivers & Allied Workers & Employees, Affiliated with The International Brotherhood of Teamsters, Chauffeurs, Warehouseman and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

2

(ii) Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

(c) Other: .

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

(a) Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

(b) Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

(a) Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

3

(b)	Allocation Method

Formula:

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

DANVILLE, ILLINOIS

Represented by Union Local No. 134

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Danville, Illinois facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Chauffeurs, Teamsters & Helpers Local Union #26.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Indiana, Inc. (this location was formerly part of Pepsi-Cola General Bottlers, Inc.)

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF IOWA, INC.

UNION HOURLY EMPLOYEES

DES MOINES OR MARSHALLTOWN, IOWA

Represented by Union Local No. 90

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Marshalltown, Iowa facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Union Local No. 90, Affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Iowa, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 1% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

EVANSVILLE, INDIANA

Represented by Union Local No. 215

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Evansville, Indiana or Owensboro, Kentucky facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Chauffeurs, Teamsters and Helpers, Local Union #215.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF IOWA, INC.

UNION HOURLY EMPLOYEES

FORT DODGE, IOWA

Represented by Union Local No. 6

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Fort Dodge, Iowa facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means United Food & Commercial Workers Local 6.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Iowa, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

2

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: Two percent (2%) of Compensation.

3

VESTING AND FORFEITURES

8.3

Vesting Schedules and Forfeitures.  Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service; provided, however, that portion of the Formula Based Account which is attributable to assets merged into this Plan from the Lou Gen Ltd. Profit Sharing Plan shall be 100% vested and nonforfeitable.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

PLAN MERGER

1.                                       Accounts.

Effective January 1, 1997, the account balance held in the Lou Gen Ltd. Profit Sharing Plan (“Merged Plan”) of each person on January 1, 1997, will be merged into this Plan and made a part of each such Participant’s, or Beneficiary’s as the case may be, Account, and there is added the following Account:

“QVEC Account” which means a Participant’s interest in the Plan’s assets composed of the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), an amount allocated from the Lou Gen Ltd. Profit Sharing Plan as of January 1, 1997, if any, which continues to be accounted for under the Plan (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to such Account.

2.                                       Vesting Service.

Effective January 1, 1997, each Eligible Employee who is a Participant on January 1, 1997, will have recognized as Vesting Service by this Plan the greater of (1) all service recognized by the Merged Plan as of January 1, 1997, or (2) the Vesting Service otherwise recognized by this Plan without this provision.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

FORT WAYNE BOTTLERS

Represented by Union Local No. 414

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Fort Wayne Bottlers facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Local No. 414, Affiliated with the International Brotherhood of Teamsters.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Indiana, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: $11.00 per week ($12.00 effective                 ; $13.00 effective 4/15/96; $14.00 effective 4/14/97; $15.00 effective 4/20/98; $16.00 effective 4/19/99) in which the Participant works at least two (2) days.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS, INC.
UNION HOURLY EMPLOYEES
GURNEE, ILLINOIS

Represented by Local No. 301

This adoption agreement is effective as of October 4, 2004 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Gurnee, Illinois facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Chauffeurs, Teamsters and Helpers Local No. 301, An Affiliate of the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: $12.00 per week ($13.50 effective 5/2/94; $14.50 effective 4/29/96) in which the Participant works more than 2 days.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS, INC.
UNION HOURLY EMPLOYEES
KANKAKEE, ILLINOIS

Represented by Union Local No. 744

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Kankakee, Illinois facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Beer, Soft Drinks, Water, Fruit Juice, Carbonic Gas, Liquor Sales Drivers, Helpers, Inside Workers, Bottlers, Warehousemen; School, Sightseeing, Charter Bus Drivers, General Promotional Employees of Affiliated Industries, Local Union No. 744, of Chicago and Vicinity, affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America and Beer, Soft Drinks, Water, Carbonic Gas & Liquor Sales Drivers, Helpers, Inside Workers, Bottlers, Warehousemen & General Promotional Representatives, Local Union No. 744, of Chicago and Vicinity, Affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

2

(ii) Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

(c) Other: .

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

(a) Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

(b) Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

(a) Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

3

	(2)	Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

(b)	Allocation Method

Formula:  $8.75 per week ($9.75 effective 5/1/95; $10.75 effective 4/29/96; $11.00 effective 4/26/99; $11.25 effective 5/1/00; $11.50 effective 4/30/01) in which the Participant works at least two (2) days.

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF KANSAS, INC.
UNION HOURLY EMPLOYEES
KANSAS CITY OR OLATHE, KANSAS

Represented by Union Local No. 838

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Kansas City or Olathe, Kansas facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Warehouse, Mail Order, Ice, Cold Storage, Soft Drink, Waste Paper, Distribution Workers, Egg Breakers, Candlers, Miscellaneous Drivers and Helpers, Local Union No. 838.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 1% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF WISCONSIN, INC.
UNION HOURLY EMPLOYEES
KENOSHA, WISCONSIN (OUTSIDE)

This adoption agreement is effective as of April 29, 2001 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

effective as of June 1, 2001, is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Kenosha, Wisconsin facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters, Chauffeurs & Helpers Local Union No. 43, Racine, Wisconsin.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.
UNION HOURLY EMPLOYEES
LIMA, OHIO

Represented by Union Local No. 908

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Lima, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Truck Drivers, Warehousemen and Helpers Union, Local 908, International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula:  $3.00 per week ($4.50 effective 1/30/95; $5.00 effective 2/3/97; $6.00 effective 2/2/98; $7.00 effective 2/1/99; $8.00 effective 1/1/00; $9.00 effective 2/5/01; $10.00 effective 2/4/02) in which the Participant makes a Pre-Tax Contribution of at least two percent (2%) of his or her Compensation.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

LOUISVILLE, KENTUCKY

Represented by Union Local No. 783

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Louisville, Elizabethtown or Lebanon, Kentucky facilities.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters Local Union No. 783, Affiliated with International Brotherhood of Teamsters, Chauffeurs, Warehousement and Helpers of America.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 1% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula:  $.65 per Hour of Service described in subparagraph 1.43(a)(1) of the Plan up to a maximum of 40 hours per week; $.70 per such hour effective 2/20/95; $.75 per such hour effective 2/19/96; $30.00 per week if Participant works more than 3 days as of 2/16/97.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

MILWAUKEE, WISCONSIN

Represented by Union Local No. 344

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Milwaukee, Wisconsin facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters Local Union No. 344, Sales and Service Industries, Milwaukee, Wisconsin.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Wisconsin, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: $2.00 per week effective 4/12/98; $4.00 per week effective 4/5/99; $6.00 per week effective 4/3/00; $8.00 per week effective 4/8/02.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

MORTON (FORMERLY PEORIA), ILLINOIS

Represented by Union Local No. 637

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Morton (formerly Peoria), Illinois facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters Local Union No. 627, affiliated with the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☒	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☒ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☒ No

	(b)	Allocation Method

Formula: $2.00 per week effective 11/17/97; $4.00 per week effective 11/16/98; $6.00 per week effective 11/15/99; $8.00 per week effective 11/20/00; $10.00 per week effective 11/19/01.

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS, INC.
UNION HOURLY EMPLOYEES
MUNSTER, INDIANA

Represented by Union Local No. 142

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Munster, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means General Drivers, Warehousemen and Helpers Union Local No. 142 and Driver-Salesmen Drivers, Helpers, Maintenance and Repairmen, Lake County, Indiana and Vicinity Local No. 142.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.
HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT
JANUARY 1, 2005

ADOPTION AGREEMENT FOR
PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.
UNION HOURLY EMPLOYEES
NEW PHILADELPHIA, OHIO

This adoption agreement is effective as of October 4, 2004 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s New Philadelphia, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means General Truck Drivers and Helpers, Local Union #92.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

SEDALIA, MISSOURI

Represented by Union Local No. 534

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Sedalia, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means General Truck Drivers and Helpers, Local 534.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50% subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

SOUTH BEND, INDIANA

This adoption agreement is effective as of October 6, 2004 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s South Bend, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #364.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Indiana, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is , subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

ST. JOSEPH, MISSOURI

Represented by Union Local No. 125

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s St. Joseph’s, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Local 125, Retail, Wholesale and Department Store Union, Affiliated with AFL-CIO.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☒	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 1% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☒ Yes (Prior to May 2, 1999)
☒ No (Matching contributions are no longer available on or after May 2, 1999)

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF IOWA, INC.

UNION HOURLY EMPLOYEES

Waterloo, Iowa

Represented by Union Local No. 431

This adoption agreement is effective as of April 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Waterloo, Iowa facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means United Food & Commercial Workers International Union, AFL-CIO, District Local #431.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Iowa, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☒ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PepsiAmericas, Inc. Adoption Agreements for

Hourly Retirement Savings Plan

1-1-01 Restatement

Ashtabula/Youngstown, Ohio (377)

Bloomington, Indiana (135)

Cleveland/Twinsburg, Ohio (293)

Cleveland/Twinsburg, Ohio (Twinsburg – no matching contribution) (1164)

Cleveland/Twinsburg, Ohio (Twinsburg – matching contribution) 1164)

Dayton/Springfield, Ohio (957)

Elyria, Ohio (1164)

Indianapolis, Indiana (135)

Pontoon Beach/Jerseyville, Illinois (St. Louis Gateway) (525)

Pevely, Missouri (St. Louis) (688)

Seymour, Indiana (1096)

St. Louis, Missouri (2)

St. Louis, Missouri (303)

St. Louis, Missouri (777)

St. Louis, Missouri (Office Workers) (303T)

Vincennes, Indiana (135)

Wadsworth, Ohio (293)

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

ASHTABULA/YOUNGSTOWN, OHIO

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Ashtabula or Youngstown, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #377.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

BLOOMINGTON, INDIANA

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Bloomington, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #135.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Indiana, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

CLEVELAND/TWINSBURG, OHIO

[Includes CLWOH, CLOVH, TWIOH]

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Cleveland or Twinsburg, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #293.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

CLEVELAND/TWINSBURG, OHIO

[Twinsburg Manufacturing – No Matching Contributions]

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Cleveland or Twinsburg, Ohio facility; provided, however, effective January 1, 2000, an Employee is no longer an Eigible Employee under this adoption agreement if the Employee elected to participate under the adoption agreement for this Union which provides a matching contribution.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Brewery Workers, Beer Bottlers and Soft Drink Workers, Local Union #1164.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

CLEVELAND/TWINSBURG, OHIO

[Twinsburg Manufacturing – Matching Contribution]

This adoption agreement is effective as of January 1, 2000 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Cleveland or Twinsburg, Ohio facility, except that effective 1/1/00, an Employee is no longer an eligible Employee under this adoption agreement if that individual became an Employee prior to June 19, 1999 and failed to elect, during the month of December, 1999 and under procedures established by the Company to be a participation in the Plan on and after January 1, 2000.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Brewery Workers, Beer Bottlers and Soft Drink Workers, Local Union #1164.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

2

(ii) Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

(c) Other: .

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

(a) Frequency and Eligibility.

Matching Contributions:
☒ Yes
☐ No

(b) Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is 50%, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation 2%
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

(a) Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

3

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

(b)	Allocation Method

Formula:

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

DAYTON/SPRINGFIELD, OHIO

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Dayton or Springfield, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #957.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

ELYRIA, OHIO

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Elyria, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #1164.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF INDIANA, INC.

UNION HOURLY EMPLOYEES

INDIANAPOLIS, INDIANA

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Indianapolis, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Chauffeurs, Teamsters, Warehousemen and Helpers, Local Union #135.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Indiana, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

PONTOON BEACH/JERSEYVILLE, ILLINOIS

(St. Louis Gateway)

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Pontoon Beach of Jerseyville, Illinois facility, except that no Employee who is employed by the Employer at Pontoon Beach will be an Eligible Employee under this adoption agreement on or after June 10, 2000.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Teamsters, Chauffeurs, Warehousemen and Helpers, Local Union #525.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

PEVELY, MISSOURI

(St. Louis)

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a)

is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Pevely, Missouri facility or on and after June 10, 2000, Pontoon Beach, Illinois.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #688.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

SEYMOUR, INDIANA

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Seymour, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Retail, Wholesale and Department Store Union, AFL-CIO and its Local #1096.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

ST. LOUIS, MISSOURI

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s St. Louis, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means operating Engineers, Union Local #2.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

ST. LOUIS, MISSOURI

(Local Union #303)

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s St. Louis, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means Local Union #303.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

ST. LOUIS, MISSOURI

(Union Local #777)

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s St. Louis, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means District No. 9, International Association of Machinists and Aerospace Workers, Local Union #777.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

ST. LOUIS, MISSOURI

(Office Workers)

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s St. Louis, Missouri facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #303T.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS, INC.

UNION HOURLY EMPLOYEES

VINCENNES, INDIANA

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Vincennes, Indiana facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #135.

1.35

Eligibility Service. For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
		☒	Yes
		☐	No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4

PEPSIAMERICAS, INC.

HOURLY RETIREMENT SAVINGS PLAN

AMENDMENT AND RESTATEMENT

JANUARY 1, 2005

ADOPTION AGREEMENT FOR

PEPSI-COLA GENERAL BOTTLERS OF OHIO, INC.

UNION HOURLY EMPLOYEES

WADSWORTH, OHIO

This adoption agreement is effective as of May 21, 1999 or as otherwise indicated below.

DEFINITIONS

1.18(a)	Compensation means base pay, overtime, commissions and shift differential.

1.34	Eligible Employee. An Employee is an Eligible Employee if he or she satisfies the definition of Eligible Employee as provided in the Plan and:

☒ (a) is an Employee employed by the Employer and is represented by the current collective bargaining agreement between the Employer and the Union at the Employer’s Wadsworth, Ohio facility.

☐ (b) is a Non-Union Employee paid on an hourly basis by the Employer.

Non-Union means there is no collective bargaining representative for the Employee.

Union means International Brotherhood of Teamsters, Local Union #293.

1.35

Eligibility Service.  For purposes of Eligibility Service, an Employee’s Years of Service earned prior to the date the Eligible Employee’s Employer became a Commonly Controlled Entity shall be recognized.

1.39	Employer means Pepsi-Cola General Bottlers of Ohio, Inc.

1.85	Vesting Service. Vesting Service is modified by the following, if applicable:

	☐	(a)	Stock Purchase.

Years of Service earned prior to the date the Employee’s Employer became a Commonly Controlled Entity will be disregarded.

	☐	(b)	Asset Purchase.

Years of Service earned before the acquisition of an Eligible Employee’s predecessor employer will count.

PARTICIPANT CONTRIBUTIONS

3.1	Pre-Tax Contribution Elections.

	(a)	Pre-Tax Contributions:
☒ Yes
☐ No

	(b)	If Yes, Percentage or Amount of Pre-Tax Contributions allowed:

		(1)	☐	Percentage of Compensation
(whole integer percentages only)

From 2% (at least 1%)
To 10% (at most 15%)

		(2)	☐	Fixed Amount

			(i)	Contribution Period:
			☐	monthly payroll
			☐	weekly payroll
			☐	bi-weekly payroll

			(ii)	Amount per Contribution Period:
Multiples of $ , up to a maximum of $
or
Specified Amount:
$ , $ , $ ,
$ , $ , $ ,
$ , $ , $

	(c)	Other: .

2

3.2	Post-Tax Contribution Elections.

Post-Tax Contributions are not allowed.

EMPLOYER CONTRIBUTIONS AND ALLOCATION

4.2	Matching Contributions:

	(a)	Frequency and Eligibility.

Matching Contributions:
☐ Yes
☒ No

	(b)	Allocation Method

(1) Fraction or Percentage of Pre-Tax Contributions is %, subject to a maximum as identified in (2) below.

(2) Maximum Matching Contribution of:

Percentage of Compensation %
(whole integer percentages only)

Dollar amount $

4.3	Formula-Based Contributions:

	(a)	Frequency and Eligibility.

(1) Formula Based Contributions allowed:
☐ Yes
☐ No

(2) Is the Formula Based Contribution discretionary?
☐ Yes
☐ No

	(b)	Allocation Method

Formula:

3

VESTING AND FORFEITURES

8.3	Vesting Schedules and Forfeitures. Participants will vest in their Matching and Formula Based Accounts (as applicable) 20% per year of Vesting Service.

LOANS

Loans are permitted.

WITHDRAWALS

Withdrawals are permitted for General Hardship, 401(k) Hardship, and Participants who are over age 59½ or are Disabled, and Unrestricted Withdrawals are permitted from each Account listed under such withdrawal to the extent otherwise allowed by the terms of the Plan.

4